                                  OEM PURCHASE



                                       AND



                                LIMITED LICENSING




                                    AGREEMENT

NOTE: The symbol ***** indicates where confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                                         Table of Contents

 1. DEFINITIONS..............................................................5
 2. RIGHT TO PURCHASE THE PRODUCTS...........................................8
 3. LIMITATIONS ON NERA'S RIGHTS TO PRODUCTS.................................8
 4. LIMITED ASSEMBLY AND MANUFACTURING LICENSES..............................9
 5. PRODUCTS................................................................11
 6. EFFECTIVE PERIOD OF THE AGREEMENT.......................................11
 7. PRICES..................................................................11
 8. TRANSPORTATION..........................................................12
 9. TERMS OF PAYMENT........................................................12
10. SPECIFICATIONS OR DRAWINGS AND CHANGES..................................12
11. PRODUCT DOCUMENTATION...................................................14
12. QUALITY ASSURANCE.......................................................14
13. PURCHASE ORDERS.........................................................15
14. SHIPPING, BILLING AND PACKAGING.........................................17
15. LATE DELIVERY...........................................................18
16. TRANSFER OF TITLE.......................................................18
17. INNOVA'S WARRANTY.......................................................18
18. REPAIRS NOT COVERED UNDER INNOVA'S WARRANTY.............................20
19. CONTINUING AVAILABILITY OF MAINTENANCE, REPLACEMENT AND REPAIR
PARTS.......................................................................21
20. PRODUCT SUPPORT.........................................................21
21. TRAINING................................................................22
22. MARKING.................................................................22
23. TERMINATION OF THE AGREEMENT............................................22
24. TERMINATION OF A PURCHASE ORDER.........................................23

25. EFFECT OF TERMINATION...................................................23
26. CONFIDENTIALITY.........................................................24
27. INFRINGEMENT............................................................24
28. PROPRIETARY INFORMATION.................................................24
29. PUBLICITY...............................................................25
30. INSIGNIA................................................................25
31. COMPLIANCE WITH LAW.....................................................25
32. FORCE MAJEURE...........................................................25
33. ASSIGNMENT..............................................................26
34. LIABILITY...............................................................27
35. INDEMNITY...............................................................27
36. CHOICE OF LAW...........................................................28
37. DISPUTE AND ARBITRATION.................................................28
38. NOTICES.................................................................28
39. LICENSES................................................................29
40. TOXIC SUBSTANCES........................................................29
41. RADIATION STANDARDS.....................................................30
42. POSSIBLE TECHNOLOGY TRANSFER............................................30
43. INCORPORATION AND APPROVALS.............................................30
44. ENTIRE AGREEMENT........................................................30
45. NON-WAIVER..............................................................31
46. DEVELOPMENT COMMITMENTS.................................................31
APPENDIX "A" - PRICES.......................................................32
APPENDIX "B" - TECHNICAL SPECIFICATIONS.....................................33
APPENDIX "C" - CONFIDENTIALITY .............................................34
APPENDIX "D" - CUSTOM COMPONENTS............................................35
APPENDIX "E" - SOFTWARE LICENSE.............................................36

APPENDIX "F" - ESCROW ACCOUNT...............................................37

                                  OEM PURCHASE
                                       AND
                           LIMITED LICENSING AGREEMENT

This OEM Purchasing and Limited Licensing Agreement ("the Agreement") is entered into between:

NERA ASA, a company organised and existing according to the laws of Norway, with its principal office located at Kokstadveien 23, N-5061 Kokstad, Norway ("NERA");

                                       and

INNOVA, a company organised and existing according to the laws of Washington, U.S., with its principal office located at 3325 S. 116th St., Seattle, WA U.S. (INNOVA);

WHEREAS, NERA and INNOVA desire to capture an aggregate, annual minimum volume of ***** (*****) low-to-medium capacity radio relay transceivers operating from 7 GHz to 40 GHz;

WHEREAS, INNOVA wishes to supply NERA and NERA Associated Companies with certain models of radio-relay Products, and NERA and NERA Associated Companies wish to purchase from INNOVA certain models of its radio-relay Products, according to the terms and conditions contained herein;

NOW, THEREFORE, the Parties hereby agree as follows:

1. DEFINITIONS

In this Agreement the following words and expressions shall have the following meanings assigned to them:

"Agreement" means this Agreement including Appendices "A", "B", "C", "D", "E" and "F". annexed hereto;

"Calibration and FAT Technical Information" means INNOVA's testing and equipment specifications, procedures and other technical information for the calibration and Final Acceptance Testing of Equipment Systems, all of which are Proprietary Information of INNOVA;

"Custom Components" means those specific parts listed Appendix "D" annexed hereto;

"Day" or "days" means calendar day or days, including weekends and statutory holidays, but excluding INNOVA's Christmas and Easter plant shutdowns, each lasting one (1) week;

"Epidemic Fault" shall have the meaning assigned to it in Article 17(E);

"Equipment Systems" means INNOVA's radio-relay Equipment, including all related software, comprised of an Outdoor Unit and an Indoor Unit, as listed in Appendix "A", described in the Technical Specifications hereof in Appendix "B"; and "Equipment System" shall mean each individual line (either Outdoor Unit or Indoor Unit) of Equipment Systems, as differentiated by frequency and data rate, included in the Equipment Systems; and Equipment System(s) shall be for the purpose of this Agreement entirely equivalent in Definition to Level 1 Product(s);

"Equipment Kit" means a complete kit of all the Equipment Modules which comprise an Equipment System; and Equipment Kits shall be for the purpose of this Agreement entirely equivalent in Definition to Level 2 Products;

"Equipment Modules" means the individual equipment modules which comprise the Equipment Kit and which may be separately ordered as a replaceable unit from INNOVA; and Equipment Modules shall be for the purpose of this Agreement entirely equivalent in Definition to Level 3 Products;

"Information" means any specifications, drawings, sketches, models, samples, computer programs, and technical information in written form or otherwise;

"Insignia" means trademarks, trade names, logos, symbols and/or decorative or packaging designs;

"Modification Request" or "MR" shall have the meaning assigned to it in Article 10(F);

"Module Manufacturing Technical Information" means INNOVA's parts specifications, parts lists, procedures, software and other technical information for manufacture of Equipment Modules, all of which are Proprietary Information of INNOVA; Module Manufacturing Technical Information shall be for the purpose of this Agreement entirely equivalent in Definition to Level 4 Products;

"Module Testing Technical Information" means INNOVA's Factory Test procedures and associated technical information for testing only of Equipment Modules, all of which are Proprietary Information of INNOVA;

"NERA Associated Companies" means all of the companies within the world-wide group of NERA companies that directly or indirectly share a parent company, being a company which directly or indirectly exercises 50% or more of the voting rights attached to their respective issued share capital, with NERA,

"Parties" means both INNOVA and NERA, and Party means either INNOVA or NERA;

"Price(s)" means the price(s) for the Equipment Systems, Equipment Kits and Equipment Modules and for the product support and training services described in Articles 18, 20 and 21 hereof, as listed in Appendix "A";

"Product" shall mean any of Level 1, Level 2, Level 3, or Level 4 Product and are specified in Appendix "B", Technical Specifications,

"Product Documentation" means tile Technical Specifications Included In Appendix "B", as well as INNOVA's operations and maintenance manual, INNOVA's installation manual, and INNOVA's product application documents, all of which are listed and identified in Appendix "B"; and

"Proprietary Information" shall have the meaning assigned to it in Article 28;

"Purchase Orders" shall have the meaning assigned to it in Article 13;

"Replaceable Unit" means an Equipment Module of the Equipment System which may be separately ordered as a spare part from INNOVA;

"Technical Specifications" means those specifications for tile Equipment Systems and Equipment Modules included in Appendix "B";

"Term" means tile period defined in Article 6;

"Territory" means every country in the world. NERA acknowledges that Innova has appointed SAT as its representative in France, Andorra, Monaco, Hungary, Poland and Italy and sales in these countries will be coordinated with SAT on a case by case basis.

2. RIGHT TO PURCHASE THE PRODUCTS

NERA and INNOVA hereby agree that INNOVA hereby offers the Products for sale to NERA and to the NERA Associated Companies, and that the NERA Associated Companies shall be entitled to purchase the Products from INNOVA, for the Prices, during the Term, and Subject to the further terms and conditions contained herein. INNOVA hereby acknowledges to NERA that all rights granted to NERA in this Agreement concerning the exercise of this right to purchase the Products may be exercised by both NERA and by the NERA Associated Companies.

3. LIMITATIONS ON NERA'S RIGHTS TO PRODUCTS

A. The sale of Products to NERA and the transfer of title for each Sale of Equipment Systems by NERA shall not include a sale of any software, or any updates and modifications thereto, which may be included therein (collectively, "Software"). Instead, the sale of Products to NERA is on the basis of a Software license to NERA, and, where applicable, the sale of Equipment Systems by NERA shall be on the basis of a license for NERA to transfer the Software to its customers upon execution of a Software license by NERA's customers in accordance with Appendix "E". INNOVA shall retain full title to the Software and all copies thereof, and NERA and its customers may use the Software only in accordance with the provisions of their executed Software licenses. Neither NERA nor its customers shall have any access to or rights in the Software source codes unless otherwise mutually agreed to in writing by the Parties. NERA and NERA customers shall, however, be granted full access to the Software under the Software license for the life expectancy of the Products so being supported.

B. Neither NERA nor its customers shall have the right to copy, modify or remanufacture any Product or part thereof, except as expressly permitted herein. This provision, however, shall not obstruct the possibility of NERA and NERA's customers to develop and adapt necessary interfaces for the Products to operate with other equipment.

C. The Parties acknowledge and agree that INNOVA would not enter into this Agreement if the disclosure of Technical Specifications and other Proprietary Information of INNOVA hereunder merely allows NERA to complete the development of its own competing product(s), and such competing product(s) thereafter allow NERA to terminate its relationship with INNOVA. Therefore, NERA undertakes during the term of this Agreement and for two (2) years thereafter, not to develop or have developed, manufacture or sell any product based on Products of INNOVA or specific technology of INNOVA disclosed in the Technical Specifications.

4. LIMITED ASSEMBLY AND MANUFACTURING LICENSES

INNOVA hereby grants to NERA certain nonexclusive, non-transferrable rights and licenses, without right to Sublicense, during the term of this Agreement, as follows:

A. The royalty-free right to calibrate and perform Final Acceptance Testing (FAT), at NERA's facility, of Equipment Kits (Level 2 Products), purchased from INNOVA, for such Equipment System, in accordance with the procedures and specifications contained in the Calibration and FAT Technical Information, subject to the terms and conditions hereof.

         (1) NERA shall purchase Equipment Kits for such Equipment System from INNOVA, at the Prices for Level 2 Products set forth in Appendix "A", and in accordance with the ordering and shipping procedures set forth in this Agreement. All Equipment Kits shall be used solely for finishing (i.e., calibration and FAT) by NERA into Equipment Systems, and may not be sold or otherwise transferred by NERA to a third party) (including any NERA Associated Company).

         (2) If any Equipment Kits Supplied to NERA fail to perform pursuant to tile warranty in Section 17.A below due to a defective Custom Component, NERA shall obtain replacement Custom Components from INNOVA in accordance with the procedures in article 17 below. If such failure is due to defects in any Equipment Module other than Custom Components, NERA may obtain the replacement Equipment Modules needed to correct such failure from INNOVA, in accordance with the procedures in Article 17 below.

         (3) The Calibration and FAT Technical Information shall be delivered to NERA by INNOVA at such time as agreed by the Parties but no later than 30 days after INNOVA's receipt of NERA's initial purchase order as defined in Section 13.A of this Agreement.

B. The royalty-free right at a mutually agreed upon time and for selected Equipment Modules (Level 3 Products) to perform additional testing of such Equipment Modules, at NERA's facility, in accordance with the procedures and specifications contained in the Module Testing Technical Information, subject to tile terms and conditions hereof.

         (1) NERA shall purchase all Custom Components and Equipment Modules from INNOVA at the Prices for Level 3 Products Set forth in Appendix "A" and in accordance with the ordering and shipping procedures set forth in this Agreement.

         (2) All Equipment Modules and Components procured by NERA shall be used solely for (a) initial assembly by NERA into Equipment Systems, or (b) as Replaceable Units for Equipment Systems.

         (3) The Module Testing Technical Information shall be delivered to NERA by INNOVA at Such time as mutually agreed upon in writing by the Parties,

C. The right to manufacture the Equipment Modules (Level 4 Products) for such Equipment System, either at such time as mutually agreed upon in writing by the Parties or if one of the conditions listed below in
         Section 4.C.1 then applies, in accordance with the Module Manufacturing Technical Information, subject to the terms and conditions hereof.

         (1) The occurrence of one of the following is a condition to the effectiveness of the license granted above;

                  (a) The bankruptcy, termination of business, termination of manufacturing and promotion by INNOVA of the Products under this Agreement or dissolution of INNOVA; or

                  (b) Innova has been unable to Supply Equipment Systems (or Equipment Modules pursuant to section 4.3 above) in excess of 2 months after confirmed delivery time for firm purchase orders pursuant to section 13 below.

                  In the event of a license triggered by the conditions in the preceding paragraph (b), such license shall only be effective until such time as INNOVA is able to cure its inability to supply Equipment Systems (or Equipment Modules, as the case may be) as therein described.

         (2) The Module Manufacturing Technical Information for all Equipment Modules, the source code for the Software not included in the Module Manufacturing Technical Information and the Module Testing Technical Information for all Equipment Modules shall be placed into escrow by INNOVA with a neutral third party escrow agent for release to NERA in the event one of the conditions for release, as set forth in this Section 4.C.1 have been met, and otherwise in accordance with the terms of a separate escrow agreement, substantially in the form attached hereto as Appendix "F".

         (3)      Royalties are included in the pricing shown in Appendix A

         (4) INNOVA will grant to NERA, 30 days after receipt by INNOVA of NERA's initial purchase order as defined in Section 13.A of this Agreement, the right to manufacture and test the Indoor Units for use with Outdoor Unit Equipment Kits provided by INNOVA, under license. This grant is subject to mutual agreement between the Parties regarding the purchase by INNOVA from NERA of Indoor Units.

5. PRODUCTS

Changes to the Products as described in Appendix "A" and for which the Technical Specifications are given in Appendix "B" may be mutually agreed by the Parties from time to time in writing.

6. EFFECTIVE PERIOD OF THE AGREEMENT

The term of this Agreement shall commence on the date it is signed by both Parties, and shall, except as otherwise provided herein, continue in effect thereafter for a period of five (5) calendar years ("the Term"). The Parties may extend the Term for periods of one (1) year by written agreement reached at least ninety (90) days prior to the end of the Term.

7. PRICES

A. The Prices are set out in Appendix "A" and will be reviewed on an annual basis. Price(s) may be adjusted by the mutual written consent of the Parties' authorised representatives according to the competitive situation for the Products in certain markets.

B. The Parties agree that INNOVA shall at all times grant to NERA the prices, delivery times, and other terms and conditions for the purchase and sale of the Products which it grants to its most favoured customers. If INNOVA offers the Products, or substantially similar products, to any third party, at prices, delivery times and at other terms and conditions which are more favourable than those contained herein, then INNOVA shall offer NERA the opportunity to accept those prices, delivery times and other terms and conditions as well, unless the Parties have agreed prior to INNOVA making any such offer to a third party that it shall not be offered to NERA as well.

8. TRANSPORTATION

Unless requested to do otherwise by NERA, INNOVA shall ship the Products ordered by NERA pursuant to a Purchase Order, according to the following delivery terms:
FCA Seattle, Washington, U.S. (Incoterms, 1990 edition). When requested to do so by NERA, INNOVA shall arrange shipment of the Products ordered by NERA to the destination specified by NERA using tile lowest published common carrier (rail, trucks, or freight forwarder) acceptable to NERA, with transportation and special packaging charges prepaid by INNOVA and added to the invoice as a separate item.

9. TERMS OF PAYMENT

NERA shall be responsible for paying the net amount of an invoice received from INNOVA within forty-five (45) days from the date of the receipt by NERA or its agent of the Products to which the invoice relates, at the FCA point. Without prejudice to any other remedy for non-payment, any late payments shall be Subject to an interest of one percent (1%) per month.

10. SPECIFICATIONS OR DRAWINGS AND CHANGES

A. INNOVA warrants to NERA that the Technical Specifications annexed hereto as Appendix "B" constitute the technical and mechanical specifications for the Products. Any changes to the Technical Specifications initiated by either Party and approved by the other Party, which approval shall not be unreasonably withheld, shall result in amendments being made to Appendix "B", and such amended specifications shall then be considered to be the Technical Specifications for the purposes of the Agreement.

B. INNOVA may make changes to the Products provided that (a) the change does not reduce the reliability or affect the form, fit or function (as defined in paragraph "D" hereof) of the Products, (b) the changes do not negate the approval of any public telecommunication authorities regarding the Products or any other Products in which it is incorporated by NERA, and (c) NERA is notified by INNOVA in writing of the change at least thirty (30) days in advance.

C. Any change that INNOVA proposes to make to the Products which could reduce its reliability or affect its form, fit or function (as defined in paragraph "D" hereof), or which could negate the approval of the relevant public telecommunication authorities, shall require that INNOVA give advance written notice to and receive prior approval from NERA, which approval shall not be unreasonably withheld, in accordance with the following procedure: In order for NERA to be able to review the proposed changes, INNOVA shall give NERA at least ninety (90) days advance written notice thereof except in those cases where an extremely unsatisfactory condition requires immediate action. In such a case, verbal notification to NERA shall be given, followed by INNOVA's immediate written confirmation. If NERA does not respond by the end of the notice period INNOVA may proceed with the implementation of the change.

D. For the purpose of this Article 10, changes in "form" shall mean changes in appearance visible to the user (the customer and/or maintenance personnel); changes in Fit shall mean changes in Replaceable Units of the Products so that they are not physically interchangeable; and changes in "function" shall mean changes that affect adversely tile operational characteristics of the Products or require the operator to change the method of operation.

E. Products resulting from any changes in the architecture of the Equipment Systems, significant new INNOVA research and development, or any changes in Equipment Systems which are so substantial that INNOVA designates the resulting product as a new product for INNOVA's marketing and inventory purposes, shall not be deemed to be Products under this Agreement.

F. NERA may propose changes or enhancements to the design of the Products or to Replaceable Units thereof by submitting a Modification Request ("MR") to INNOVA. The MR shall include details of the suggested changes, including but not limited to priority, functional requirements, development work statements, physical drawings, etc. and the reason for the request. NERA shall also specifically refer in the MR to any intellectual property rights inherent in the MR to which NERA claims ownership. INNOVA shall accept or reject an MR ten (10) days after its receipt. A rejection shall be justified by INNOVA on reasonable grounds. INNOVA shall, upon the receipt and acceptance of an MR, submit a formal response within sixty (60) days or less after its acceptance, depending on the complexity of the MR, in the form of a written proposal to NERA, specifically documenting all cost and price factors, implementation schedules, documentation changes and test procedure changes, as well as service and repair changes associated with the MR. The mutual agreement of the Parties shall be required in order to implement the MR. Any intellectual property rights owned by NERA inherent in an MR, accepted by INNOVA, shall belong to NERA, subject to INNOVA's nonexclusive, perpetual, irrevocable, world-wide, royalty-free, transferable license to copy and use the MR in any way in connection with INNOVA's business.

11.     PRODUCT DOCUMENTATION

A. INNOVA agrees to furnish NERA, at no charge, with an electronic copy of the Product Documentation, as currently listed in Appendix "B" annexed hereto, as well as with any succeeding amendments to any of the Product Documentation.

B. NERA may use, reproduce, reformat, modify and distribute the Product Documentation. NERA agrees to reproduce INNOVA's copyright notice contained in any Product Documentation which is reproduced by NERA without change thereto. NERA shall have the right to place only NERA's own copyright notice on any reformatted or modified Product Documentation and NERA shall assume responsibility for any statements therein to the extent of any such reformatting or modification. The Parties intend that NERA's copyright notice on any such reformatted or modified Product Documentation shall be interpreted to protect the underlying copyright of INNOVA to the Product Documentation to the extent such underlying rights are owned by INNOVA. The Product Documentation may be produced, stored, or reproduced by NERA using electronic media.

12.     QUALITY ASSURANCE

A.       When producing the Products, Innova shall comply with:
         1) A quality system that meets standard ISO 9001 "Model for quality assurance in design/development, production, installation and servicing"
         2) The Quality Plan and specific quality criteria contained in related development and production agreements.

B. Whenever it is requested, Innova shall give NERA the opportunity during the production process to inspect the Products or have them inspected.

C. For inspection during the production process, Innova shall supply testing and measuring equipment free of charge, provide staff to assist and allow the documents specified in the above mentioned standard ISO 9001 to be inspected.

D. Innova shall always make a final inspection and performance test of the Products as the final production step in order to verify that the Products are compliant with the Product Documentation.

E. If and in so far as the Products are produced by a sub contractor working for Innova, NERA shall be granted unrestricted access to the sub contractors relevant facilities and the Quality System procedures to verify compliance with the procedures and the Product Documentation,

         The sub contractor shall make available for reasonable use by NERA the test and measuring equipment necessary for verification purposes. Personnel shall be made available for operation of such equipment as required.

F. Unless otherwise agreed in writing by the Parties the products shall be deemed accepted by NERA upon delivery to NERA's freight forwarder in Seattle.

13.      PURCHASE ORDERS

A.       Frame Purchase Commitment

         NERA hereby agrees to purchase from INNOVA, subject to the Purchase Order and Change Order conditions set forth below, products in the value of five million U.S. dollars (U.S. $5 Million) over a twelve (12) months period commencing with the signing of this Agreement, and to place an initial firm purchase order no later than thirty (30) days after the signing of this Agreement.

B.       Rolling Forecasts

         NERA will prepare, on a monthly basis, 6 month rolling forecasts of its requirements for Products and, by the 1st of each calendar month, will place firm purchase orders (subject to the change order provisions below) covering the first two (2) months of such forecasts. Such forecasts may be adjusted on a monthly basis, but any adjustments to the forecasts are to be limited in accordance with the following parameters:

         --------------------------------------------------------------------------------------------------------
         Rolling Forecast by Month            1         2           3             4              5            6
         --------------------------------------------------------------------------------------------------------
         Firm Orders                          X         X
         --------------------------------------------------------------------------------------------------------
         Forecast and % Limits               n/a        n/a       +20/-40       +40/-60        +/-100        none
         --------------------------------------------------------------------------------------------------------


         Forecasts by NERA exceeding 300 Terminals per month are subject to INNOVA's approval.

C.       Purchase Orders

         All orders for Products submitted by NERA shall be initiated by written purchase orders sent to INNOVA; provided however, that an order may initially be placed by telecopy if a confirming written purchase order is received by the INNOVA within fifteen (15) days after said telecopy order.

         1. The terms and conditions of this Agreement shall apply to all such Purchase Orders placed by NERA for the Products. Purchase Orders shall be sent to the following address:

                  3325 S. 116th St.
                  Seattle, WA 98168
                  U.S.A.
                  Tel.:    206-439-9121
                  Fax:     206-244-2350

         INNOVA shall appoint a NERA Account Manager who shall be available by telephone every working day during normal working hours to discuss matters related to Purchase Orders placed by NERA.

         Purchase Orders sent to INNOVA by NERA shall specify the following information:

         a) a description of the ordered Products, including any numerical/alphabetical identification contained in Appendix "A" annexed hereto;

         b)       the quantity of the Replaceable Units of the Products ordered;

         c)       the requested delivery date;

         d)       the applicable Price;

         e)       the location to which the Products are to be shipped;

         f)       the location to which invoices shall be rendered for payment;
                  and

2. INNOVA shall promptly accept Purchase Orders issued to it by NERA in accordance with this Agreement and the Purchase Order. INNOVA shall acknowledge to NERA in writing the receipt and the accuracy of any Purchase Order together with a firm shipping date within ten (10) days of its receipt, subject to all necessary information having been provided to INNOVA by NERA sufficient for INNOVA to start the manufacturing process. INNOVA shall furthermore advise NERA immediately upon receipt of a Purchase Order if it is incomplete or otherwise insufficient for INNOVA to start the manufacturing process.

         Standard delivery lead time shall be within two (2) months after receipt of order for orders placed in compliance with the forecasts described below. However NERA may request and INNOVA may agree to earlier delivery on a case by case basis. Unforecasted requirements will be quoted at time of request on a best effort basis.

D.       Change Orders

         NERA may utilize written change orders without penalty for:

1.       orders that have not yet been accepted by INNOVA;

2. orders that have been accepted by Innova but not yet been shipped, but only under the following circumstances and subject to the following conditions:

         (i) NERA may delay delivery for up to three (3) months of any accepted order, provided that the NERA change order is received by Innova at least thirty (30) days before the scheduled delivery date.

         (ii) NERA may cancel any order that has been accepted by INNOVA, provided that the written change order is received by INNOVA at least forty five (45) days before the scheduled delivery date.

         (iii) NERA may request reasonable changes in the Product mix and/or quantity in an order that has been accepted by INNOVA, provided that tile written change order is received by INNOVA at least thirty (30) days before the scheduled delivery date and that Substantial changes in Product mix and/or quantity are mutually agreed upon.

         (iv) No specific limits on rescheduling or cancellation of orders will be imposed by INNOVA on NERA if such rescheduling or cancellation has been requested by NERA's customer(s) for reasons directly attributable to INNOVA's negligent performance.

14.      SHIPPING, BILLING AND PACKAGING

A. For Purchase Orders received from NERA, INNOVA shall take the following actions:

         a) ship Purchase Orders complete unless INNOVA is instructed otherwise by NERA;

         b) ship the Products to the destination designated in-accordance with the specific shipping instructions;

         c) enclose a packing list with each shipment and, when more than one package is shipped, identify the one containing the packing list;

         d) mark Purchase Order number and part number on all packages and shipping papers;

         e) render invoices in duplicate or as otherwise specified, showing the Purchase Order number, through-routing information and weight;

         f)       render separate invoices for each shipment or Purchase Order;

         g) forward bills of lading and shipping notices with NERA's invoices; and

         h) send INNOVA's invoice, bills and notices to the address shown on the Purchase Order.


         Shipping and routing instructions may be altered as mutually agreed upon by INNOVA and NERA with written notice.

B. INNOVA shall package and mark the Products prior to shipment in accordance with all legal and regulatory requirements relating to, without limitation, safety, health, and protection of the environment, which apply in the countries of manufacture, shipment, transfer and destination for each shipment, to the extent that these requirements are known by or may reasonably be expected to be known by INNOVA.

C. NERA may at all times, at NERA's expense and at INNOVA's risk, return to INNOVA or to another address specified by INNOVA to NERA in advance all packaging materials used by INNOVA in order to protect the Products during shipment.

15.      LATE DELIVERY

INNOVA agrees to deliver the Products in accordance with the delivery schedule for the Products as set out in Appendix "A" annexed hereto. In the event INNOVA exceeds the maximum interval for the delivery of the Products as set out in Appendix "A", or fails to comply with its standard delivery terms with respect to a Purchase Order, INNOVA shall be liable, after an initial grace period of two weeks, to pay a penalty to NERA equivalent to 1.5% of the invoice amount of the undelivered part of the Purchase Order for each week that such undelivered part of the shipment is late, up to a maximum of 10% of the invoice amount of the aforesaid undelivered part of the Purchase Order. Such penalty will only be due in the event NERA itself is subject to penalty payments to its customers due to the late delivery. In addition to all other rights and remedies available to NERA, and without any liability or obligation to NERA, NERA shall have the right to: (a) after reaching the maximum penalty, terminate such Purchase
Order, or, (b) extend the delivery date for such Purchase Order to a later date, subject, however, to the right to terminate the Purchase Order if delivery is not made or performance is not completed by such extended date.

16.      TRANSFER OF TITLE

Title to the Products shall transfer from INNOVA to NERA when full payment therefor has been received by INNOVA.

17.      INNOVA'S WARRANTY

A. INNOVA warrants to NERA that the Products delivered pursuant to a Purchase Order shall comply with the Agreed Quality Level, and that for a period of two (2) years from the date of shipment the Products delivered shall be free from defects in material and workmanship and shall conform to the Technical Specifications, and that from the time of delivery the Products shall be free of any security interest, lien or any other encumbrance whatsoever.

B. Defective Products or Replaceable Units may be returned to INNOVA for repair or replacement at NERA's election, with the risk of in-transit loss and damage borne by and freight paid by NERA. Unless otherwise agreed upon by the Parties, INNOVA shall complete any necessary repairs and ship the repaired or replaced Products or Replaceable Units, as the case may be, to NERA within thirty (30) days of receipt of the Replaceable Units of defective Products. INNOVA shall bear the risk of in-transit loss and damage and shall prepay and bear the cost of freight for shipments to NERA of repaired or replaced Products or Replaceable Units.

C. If the Products or Replaceable Units returned to INNOVA for repair as provided for in this Article are determined by INNOVA to be beyond repair, INNOVA shall within seven (7) days of receipt so notify NERA and, unless otherwise agreed to by INNOVA and NERA, ship the replacement Replaceable Units of Products without charge within thirty-five (35) days of such notification.

D. Any replacement, repair, modifications, installation or other service performed by INNOVA shall be warranted for a period of two (2) years as herein provided, as from the date performance of the service is completed and accepted by NERA.

E. Without limiting in any way paragraphs A, B, C, or D of this Article 15, INNOVA warrants that the Products shall be free of Epidemic Faults. Epidemic Faults shall, for the purpose of this Agreement, be defined as defects or failures of the same Replaceable Unit occurring for the same reason and which affect traffic or normal operation. In the event of the occurrence of an Epidemic Fault in more than five per cent (5%) of the same Replaceable Units of the Products shipped to NERA or at its direction during any consecutive six (6) month period during the Term, INNOVA shall within seven (7) days of receiving notice (or within ten
         (10) days of receiving notice during the month of July of each year during the Term) from NERA of the existence of an Epidemic Fault provide it with a plan as to how it intends to respond thereto and, furthermore, at its sole expense and immediately thereafter, undertake and provide NERA with a root-cause analysis of the Epidemic Fault. INNOVA shall, if requested to do so by NERA, furnish NERA with new and corrected Replaceable Units of the Products to replace all Replaceable Units affected by such Epidemic Fault, and shall reimburse NERA for all labour expenses incurred by NERA or its agents, which are reasonable under the circumstances, resulting from replacement of the Replaceable Units, including travel costs and other related disbursements. However, NERA may also at its sole discretion decide to return all Replaceable Units affected by an Epidemic Fault to INNOVA for repair or replacement and NERA shall then be entitled to have the repaired or replaced Replaceable Units delivered to NERA or at its direction, all at INNOVA's expense. NERA shall communicate its decision to INNOVA within seven (7) days of receiving INNOVA's root cause analysis. Depending upon NERA's decision, INNOVA shall either:

         a) supply new and corrected Replaceable Units of the Products as soon as possible but not later than fourteen (14) days after receiving notice from NERA; or

         b) shall supply repaired shipments of the corrected Replaceable Units of the Products as soon as possible but not later than twenty-eight (28) days after the return of the Replaceable Units to INNOVA; or

         c) shall supply replacement shipments of the Replaceable Units as soon as possible but not later than twenty-eight (28) days after INNOVA receives notice from NERA.

F. INNOVA warrants to NERA that there are no dissimilar metal interfaces in the Products which may cause the Products to malfunction. However should the Products nonetheless at any time contain any such dissimilar metal interfaces, INNOVA shall eliminate such interfaces, including dissimilar metal interfaces in the Products which it has already shipped, as soon as reasonably possible at its own expense.

18.      REPAIRS NOT COVERED UNDER INNOVA'S WARRANTY

A. With respect to repairs to the Products or to Replaceable Units thereof in addition to repairs provided for under Article 17 hereof, INNOVA shall provide NERA with repairs on all such Products ordered hereunder, or on its compatible Replaceable Units, until ten (10) years after the delivery or replacement of the Products or Replaceable Unit. The Products to be repaired under this Article 18 shall be sent by NERA to a location designated by INNOVA, and unless otherwise agreed upon by the Parties, INNOVA shall ship the repaired Products or Replaceable Units which meet the Technical Specifications, within thirty (30) days of receipt of the defective Products or Replaceable Unit. With the concurrence of and subject to the scheduling of NERA, repairs may be made by INNOVA on site. All repair prices for the Products and the Replaceable Units are listed in Appendix "A".

B. If the Products or Replaceable Units are returned for repair as provided for in this Article 18, and are determined by INNOVA to be beyond repair, INNOVA shall so notify NERA within seven (7) days of their receipt (or within ten (10) days of their receipt during the month of July). If requested to do so by NERA, INNOVA shall sell to NERA a Replaceable Unit at the Parties' then current contract price or, if no such price is in effect, at a reasonable price agreed upon by the Parties at that time. If requested to do so by NERA, INNOVA shall take the necessary steps to dispose of the irreparable Products in a responsible manner.

C. Any Products or Replaceable Units which are repaired or replaced under this Article 18 shall be warranted by INNOVA for a period of two (2) years from the date of repair or replacement, as the case may be.

D. It is expressly understood and agreed by the Parties that this Agreement does not grant INNOVA an exclusive right to repair any or all of the Products or Replaceable Units purchased hereunder for which NERA may require repair, and NERA may contract with others for these services at its own risk and account.

E. All transportation costs for the Products or Replaceable Units sent to and from INNOVA for repair under this Article 18 shall be borne by NERA. Prices for repairs under this Article 18 shall be mutually agreed to by the Parties from time to time.

19.      CONTINUING AVAILABILITY OF MAINTENANCE, REPLACEMENT AND REPAIR PARTS

A. INNOVA agrees to offer for sale to NERA, until ten (10) years after the delivery of the Products, functionally equivalent maintenance, replacement, and repair parts for the Replaceable Units of the Products, which originate from INNOVA.

B. INNOVA's inability to supply such maintenance, replacement or repair parts or to obtain another source of supply for NERA within the ten
         (10) year period referred to in paragraph A hereof, shall constitute non-compliance with this Article 19 and INNOVA shall, at NERA's request and without obligation or charge to NERA, provide NERA with the technical information and any other rights required, to the extent INNOVA has such rights, so that NERA can manufacture, have manufactured, or obtain such parts from other sources. The technical information referred to in the previous sentence includes the drawings, specifications or other manufacturing or purchasing documents necessary for the manufacture of the aforesaid parts.

20.      PRODUCT SUPPORT

A. NERA shall be entitled to have access to a telephone, telecopier and electronic mail fault reporting service from INNOVA on a twenty-four
         (24) hour basis, and to receive an informed response within the next working day, or within two (2) working days in the event the request is made in July. INNOVA shall provide NERA with bid and proposal support whereby INNOVA shall, for example, prepare responses to point-to-point requirements for NERA, at an hourly rate as specified in Appendix "A", if the questions asked by NERA require review or study in order to be answered. NERA shall give INNOVA fourteen (14) days notice of its need for bid and proposal support.

B. NERA and INNOVA may also agree for supply of additional field service and assistance, which is not specifically provided for in this Agreement, on such terms as they may mutually agree. The availability or performance of this technical support service shall not be construed as offering or affecting INNOVA's obligations elsewhere provided for in this Agreement.

21.      TRAINING

If requested to do so by NERA, INNOVA shall provide instructions at an hourly rate per instructor as specified in Appendix "A", plus hotel, food, and transportation costs at rates which comply with INNOVA's standard rates therefor, at the times and the locations agreed to by the Parties. INNOVA shall provide instructors and the necessary written instructional material of INNOVA's standard format to train NERA's personnel in the application, installation, operation, maintenance and repair of the Products furnished hereunder. Any such request for training shall be submitted by NERA to INNOVA on at least thirty
(30) days notice.

22.      MARKING

A. All the Products furnished hereunder to NERA by INNOVA shall be marked for identification purposes in accordance with the Technical Specifications and with the INNOVA's applicable model/serial numbers. INNOVA agrees to maintain accurate records of such numbers in order to document, among other things, the month and year of shipment of the Products.

B. In addition, INNOVA agrees to add any other identification marking to the Products which might be requested by NERA from time to time or as specified in Section 30 of this Agreement. Charges, if any, for such additional identification marking shall be as agreed upon by INNOVA and NERA on a case by case basis.

23.      TERMINATION OF THE AGREEMENT

This Agreement may be terminated as follows:

A. In the event a Party breaches any of its material obligations under this Agreement (such as, but not limited to, the occurrence of Epidemic Faults, not adhering to agreed time schedules or delivery dates, the Technical Specifications, payment obligations, or other material requirements concerning the Products), the other Party is entitled to give written notice to the breaching Party specifying such breach, and if the breach is remediable, shall give the breaching Party an opportunity to remedy the breach to the reasonable satisfaction of the other Party, within a reasonable period of time, which shall not be in excess of thirty (30) days. Failing such remedy, the Party issuing the notice of breach is entitled to take any action open to it under this Agreement and in law, including the suspension of payments, work, or deliveries, as the case may be, or immediate termination by notice in writing, and/or to claim damages, it being understood and agreed, however, that neither Party shall be liable to the other Party for any consequential damages howsoever arising out of any such breach even if it has been advised of the possibility thereof.

B. In the event a Party becomes insolvent, bankrupt or makes an assignment for the benefit of its creditors, the other Party may terminate this Agreement immediately by notice in writing.

C. In the event the control of either Party passes to a person or persons other than those now exercising control, the other Party may terminate this Agreement immediately by notice in writing. No such right of termination shall arise on account of: a) changes in the composition of a Party's Board of Directors in the normal course: or b) a reduction of the control held by a Party's Current controlling shareholders in the public stock markets, provided such sales do not transfer control of such a Party to a single person or group of persons acting in concert.

24.      TERMINATION OF A PURCHASE ORDER

NERA may at any time, but not less than thirty (30) days prior to the scheduled shipping date as specified in a Purchase Order, or as otherwise agreed to by the Parties, terminate any or all Purchase Orders placed by it hereunder relating to orders to NERA from Lucent Technology. Unless otherwise specified herein, NERA's liability to INNOVA with respect to such terminated Purchase Order shall be limited to (a) INNOVA's purchase price for all material not useable in INNOVA's other operations or saleable to INNOVA's other customers within sixty (60) days of termination, plus (b) the actual costs incurred by INNOVA in procuring and manufacturing the Products not useable in INNOVA's other operations or saleable to INNOVA's other customers within sixty (60) days of the notice of termination, and which is in process at the date of receipt of the notice of termination. INNOVA agrees to make every reasonable attempt to sell such material, use or sell the Products, and reschedule any order for same, in order to minimise the liability of NERA, and NERA shall make its best efforts to assist INNOVA therein. However, no such termination charges will be invoiced if, within sixty (60) days of notice of termination being received, the Products equivalent to that referred to in the Purchase Order being terminated is re-ordered by NERA. NERA agrees to render payment hereunder upon receipt of an itemised invoice pursuant to Article 7. If requested, INNOVA agrees to substantiate such termination charges with proof satisfactory to NERA.

25.      EFFECT OF TERMINATION

A. All of the Parties' obligations hereunder incurred either prior to the termination of this Agreement, or the termination of any Purchase Order placed hereunder by NERA, as the case may be, shall survive such cancellation or termination. Without limiting the generality of the foregoing, the termination of this Agreement or of a

Purchase Order shall not relieve or release either Party from fulfilling any outstanding undertaking or commitment including, without limitation, the effecting of payments, work or deliveries of the Products.

B. In the event of the termination of this Agreement, and until the occurrence of the actual termination date, NERA shall be entitled to order Products from INNOVA in accordance with the terms and conditions of this Agreement, and INNOVA agrees to honour such Purchase Orders.

C. In the event of termination of this Agreement the provisions of sub paragraph 3.C and paragraphs 17, 18, 19, 26, 27, 28, 35, 36 and 37 shall Survive.

26.      CONFIDENTIALITY

         See Appendix C

27.      INFRINGEMENT

         Upon the occurrence of any infringement or alleged infringement of any patent, trademark, copyright, trade secret or other proprietary interest, which is based on the manufacture, normal use or sale of any proprietary interest in any Products furnished to NERA hereunder or in contemplation hereof, INNOVA shall indemnify NERA for any direct loss, damage, expense, or liability that it may incur by reason of any such infringement or, except where it arises solely from INNOVA's adherence to NERA's written instructions or directions which involve the use of specific types of components in the manufacture of the Products.

         Each Party shall indemnify the other Party for all costs and damages (including reasonable attorney's fees) which it incurs as a result of any action or suit brought against the other Party for which it is responsible hereunder. Each Party shall notify the other Party promptly of any claim of infringement for which the other is or may be responsible, and shall co-operate with the other in every reasonable way to facilitate the defence such claim.

28.      PROPRIETARY INFORMATION

Any Information obtained by one Party from the other Party hereunder or in contemplation hereof, shall remain the property of the Party from which it originates ("the Proprietary Information"). All copies of such Proprietary Information in written, graphic or other tangible form shall be returned to the originating Party upon request. Unless such Proprietary Information was previously known to the receiving Party free of any obligation to keep it confidential, or has been or is subsequently made public by the originating Party, it shall be kept confidential by the receiving Party, shall be used solely in the filling of Purchase Orders, or in performing its other obligations hereunder, and may be used for other purposes only upon such terms as may be agreed upon in writing by the Parties.

29.      PUBLICITY

The Parties agree to submit to each other for their mutual and prior approval all advertising, sales promotion, press releases and other publicity material relating to the provision of the Products and the services performed under this Agreement for NERA, in which either Parties' names or marks are mentioned or language from which the connection of said names or marks therewith may be inferred or implied. The Parties further agree not to publish or use such advertising, sales promotion, press releases, or publicity matters without each other's prior written approval. This paragraph shall not apply to or prevent either Party from making such disclosures as may be required by law, in connection with financing efforts or otherwise.

30.      INSIGNIA

NERA shall not use INNOVA's Insignia unless otherwise agreed in advance by both Parties on a case-by-case basis. NERA shall provide to INNOVA, within 30 days of signature of this Agreement by both Parties, detailed instructions and description of NERA's Insignia. INNOVA shall affix NERA's Insignia to the Products and their packaging. The manner in which such Insignia are affixed must be approved in writing by NERA. NERA shall retain all right, title and interest to and in any and all Insignia furnished to INNOVA. Any Products rejected or not purchased by NERA which utilises NERA Insignia shall have all such Insignia removed by INNOVA prior to any other sale, use or disposition thereof. INNOVA agrees to indemnify and hold NERA harmless from any claim, loss or damage arising out of INNOVA's failure to do so.

31.      COMPLIANCE WITH LAW

Both Parties shall comply with the provisions of all applicable laws, ordinances, regulations and codes in the performance of their obligations hereunder. The Parties agree to indemnify each other for, and defend each other against, any loss or damage sustained because of the other's non-compliance.

32.      FORCE MAJEURE

A. The expression "Force Majeure" shall mean and include the occurrence of any unforeseen event that is beyond a Party's reasonable control and as a consequence of which it cannot reasonably be required to execute one or more of its material obligations pursuant to this Agreement, such as, without limitation, acts of God, war, civil war, insurrection, strikes, governmental acts, regulations or decrees, freight embargoes, and natural phenomena such as earthquakes, floods, and epidemics.

B. The Party affected by Force Majeure shall give prompt written notice to the other Party thereof specifying, to the extent known, the time of commencement, the expected end, and the reason(s) and circumstances of the Force Majeure, and it shall be excused from the performance of its obligations affected thereby to the extent it is prevented or restricted in its performance. The Party affected by Force Majeure shall use its best efforts (a) to avoid or remove the causes of Force Majeure with the utmost dispatch, (b) to mitigate the consequences of Force Majeure for the other Party, and (c) to resume performance upon cessation of the event(s) causing the Force Majeure unless otherwise agreed or unless this Agreement and/or any Purchase Order affected thereby has been terminated. Without limiting the foregoing, INNOVA shall in the event it is wholly or partially excused from supply due to Force Majeure, use its best efforts to ascertain the continued supply of the Products through one or more of its associated companies or third parties, at terms and conditions similar to those contained in this Agreement.

C. Upon the occurrence of an event constituting Force Majeure, which has a duration or an expected duration of one week or more, each party shall be entitled, without penalty, to cancel outstanding Purchase Orders by notice in writing. If Force Majeure affects INNOVA, NERA shall be free to place orders for the Products or reasonable replacements therefor with one or more third parties over such period of time as NERA may reasonably expect that the Force Majeure shall continue, or over such longer period, if any, as may be necessary in order to obtain reasonable replacements at competitive prices and other competitive terms and conditions. If NERA has so suspended its obligations, the Parties shall consult at the end of the Force Majeure about the appropriate ways and means to resume INNOVA's provision of the Products to NERA under this Agreement. If Force Majeure affects NERA, INNOVA shall be free to apply the Products as it sees. If INNOVA has so suspended its obligations, the Parties shall mutually consult and agree, when the event constituting Force Majeure has ceased, upon ways and means to permit NERA to resume its purchase of the Products from INNOVA under this Agreement.

33.      ASSIGNMENT

A. Any assignment by INNOVA to a third party of its rights or obligations under this Agreement, in whole or in part, shall be void unless NERA's written consent is first obtained or the assignment is confined solely to payments due or to become due. It is expressly agreed that any such assignment of payments due or to become due shall be void to the extent that INNOVA attempts to impose upon NERA obligations additional to the making of such payments, or to preclude NERA from dealing solely and directly with INNOVA in all matters pertaining hereto, including the negotiation of amendments or settlements of amounts due.

B. NERA shall only have the right to assign its rights or obligations under this Agreement, in whole or in part, to any of the NERA Associated Companies, subject to the acceptance by such assignee of the terms and conditions contained herein.

34.      LIABILITY

All work performed by INNOVA for NERA in connection with the Products under this Agreement shall be performed by INNOVA as an independent contractor and not as NERA's agent.

35.      INDEMNITY

A. All individuals furnished by one Party to the other Party to provide services hereunder shall be considered solely as the furnishing Party's employees or agents, and that the furnishing Party shall be responsible for payment of all their unemployment, social security and other payroll taxes, including contributions as required by law.

B. INNOVA shall indemnify and hold harmless NERA, its officers, directors, employees, successors and assigns, against and from any claims, damages or liabilities suffered by NERA which result from defects in the Products purchased by NERA, or from any negligent act or omission of INNOVA or its agents, employees, or subcontractors, unless such claims, damages or liabilities are:

         a) due to the use of the Products in combination with other Products not supplied to NERA by INNOVA and not compatible with such Products; or

         b) caused by changes or alterations made to the Products by parties other than INNOVA; or

         c) due to the use of the Products in a manner contrary to its intended purpose; or

         d) due to any fault, defect or malfunction in the Products which occurs due to misuse, neglect, lack of maintenance, modification unauthorised by INNOVA, or installation practices not in compliance with the practices referred to in Appendix "B".

C. A Party's liability hereunder shall in no event be considered to extend to consequential damages of any nature whatsoever, including loss of profit and/or revenue. Consequential damages shall in this case be such damage, loss or injury which does not flow directly and immediately from any breach by a Party of its obligations hereunder, whether or not the other Party could or could [not have reasonably foreseen such consequences or results.

D. Each Party agrees to provide the other Party with expert witnesses and such other support as is reasonable and necessary to defend or assist in the defence of a claim brought against the other Party which involves or could conceivably involve the liability of the former Party, by way of indemnity or otherwise, under this Agreement.

36.      CHOICE OF LAW

The construction, interpretation, and performance of this Agreement shall be governed by the laws of Switzerland and the Canton of Geneva.

37.      DISPUTE AND ARBITRATION

A. Any and all disputes, disagreements, or questions, be they of fact or law, which might arise between the Parties in connection with the interpretation of any provision of this Agreement or the compliance or non-compliance therewith, or the validity or enforcement thereof, or the performance or non-performance of either Party to the Agreement, and which cannot be amicably settled by the Parties within a reasonable period, shall be finally resolved by arbitration in accordance with the ICC Rules as are in effect as of the date of the notice, by three (3) Arbitrators selected and acting according to these Rules, the decision of which shall be final and binding upon both Parties, and not subject to appeal at any stage of the proceedings.

B. The arbitration including the rendering of the award shall take place at Geneva. The language to be used in the arbitration shall be English.

C. The decision of the Arbitrators may be entered in any court of competent jurisdiction and executed forthwith.

D. Each party shall bear the cost of preparing its own case. The Board of Arbitrators shall determine how the costs of the Arbitration shall be borne.

38.      NOTICES

Any notice or demand which under the terms of this Agreement or under any applicable statute must or may be given or made by NERA or INNOVA shall be in writing and shall be given or made by telecopier or similar communication or by certified or registered mail addressed to the respective parties as follows:

To NERA:                NERA ASA
                        Attention: Purchasing Director
                        Kokstadveien 23
                        N-5061 Kokstad
                        Bergen
                        Norway
                        Tel:     +47 55 22 51 00
                        Fax:     +47 55 22 52 99


To INNOVA:              INNOVA CORP
                        Attention:  Chief Executive Officer
                        3325 S. 116th St.
                        Seattle, WA 98168 U.S.
                        Tel.:  206-439-9121
                        Fax:   206-439-2700

39.      LICENSES

The Parties acknowledges that no licenses, express or implied, under any patents are granted by one Party to the other Party hereunder.

40.      TOXIC SUBSTANCES

A. INNOVA hereby warrants to NERA that all Replaceable Units of the Products furnished by INNOVA as described in this Agreement are safe for their foreseeable use, are not defined as and do not contain hazardous or toxic substances or materials under applicable International Standards, Practice or Law, and present no abnormal hazards to persons or the environment. INNOVA also warrants that it has no knowledge of any other laws that prohibit the disposal of the Products--as normal refuse without special precautions.

B. INNOVA agrees to defend, indemnify and hold NERA harmless for any expenses (including but not limited to, the cost of substitute material including accumulated depredation) that NERA may incur by reason of the recall or prohibition against continued use or disposal of the Products furnished by INNOVA to NERA, whether such recall or prohibition is directed by INNOVA or occurs under compulsion of law.

C. NERA agrees to co-operate with INNOVA to facilitate and minimise the expense of any recall or prohibition against the use or disposal of the Products directed by INNOVA or under compulsion of law.

D. NERA shall make its best efforts to identify and advise INNOVA of any toxic substance requirements which may apply in any countries to which the Products may be delivered under the Agreement.

41.      RADIATION STANDARDS

Whenever applicable, the Products shall comply with IEC 215 specifications and the Products must be labelled with the appropriate CE mark.

42.      POSSIBLE TECHNOLOGY TRANSFER

INNOVA acknowledges to NERA that, should the Products be required to meet in country or other content requirements in order for it to be sold in certain significant market, however defined, INNOVA shall be willing to negotiate some degree of technology transfer to a third party, subject to reasonable terms and conditions acceptable to INNOVA, to permit NERA to make a resulting sale of the Products.

43.      INCORPORATION AND APPROVALS

A. NERA warrants to INNOVA that it is validly incorporated and existing under the laws of Norway, that the individual(s) signing this Agreement on behalf of NERA are entitled to bind NERA in this respect, and that all necessary approvals and authorisations have been obtained for it to enter into this Agreement.

B. INNOVA warrants to NERA that it is validly incorporated and existing under the laws of Washington, U.S., that the individual(s) signing this Agreement on behalf of INNOVA are entitled to bind INNOVA in this respect, and that all necessary approvals and authorisations have been obtained for it to enter into this Agreement.

44.      ENTIRE AGREEMENT

A. This Agreement supersedes all prior oral or written understandings between the Parties concerning the subject matter hereof and constitutes the entire agreement between NERA and INNOVA and may not be modified or amended other than by a written instrument executed by both parties. A Purchase Order placed by NERA hereunder shall incorporate the typed, stamped or written provisions or data (printed provisions on INNOVA's and NERA's forms shall be deemed deleted) found thereon and in subordinated documents (such as shipping releases) so long as the typed, stamped or written provisions or data merely supplement but do not vary the provisions of this Agreement. Whenever typed, stamped or written provisions of an accepted Purchase Order conflict with this Agreement, this Agreement shall govern.

B. The Parties may agree to extend this Agreement by adding Appendices A1, A2, AS etc. covering different types of Products, with relevant prices and delivery times, and Appendices B1, B2, Be etc. with the corresponding technical specifications, as long as the aforesaid Appendices are executed by authorised representatives of the Parties.

45.      NON-WAIVER

         No waiver of the terms and conditions of this Agreement, or the failure of either Party to enforce any such term or condition on one or more occasions, shall be construed as a waiver of the same or of any other term or condition of this Agreement on any occasion.

46.      DEVELOPMENT COMMITMENTS

A. The Parties shall make their best efforts to develop a compatible transmission management network (otherwise known as TMN Q) interface between INNOVA's Products and NERA's SDH Products.

B. The Parties shall make their best efforts to develop a 16xE1 Indoor Unit utilizing NERA's existing 16xE1 multiplexer and hitless switching circuits and modifying INNOVA's Outdoor Unit to accommodate the resulting traffic.

C. The Parties shall make their best efforts to develop a 7/8 GHz radio relay transceiver utilising both NERA and INNOVA know-how and existing circuits to minimize development time.

The allocation of Development tasks is subject to continuing discussions between NERA and INNOVA.



This Agreement is signed in duplicate.

For INNOVA Corporation

                                                For NERA ASA

By: /s/ Jean Francois Grenon                    BY:   /s/ [Illegible]
   --------------------------                      --------------------------

Title: President & CEO                          Title:  E.V.P.
      -----------------------                         -----------------------
      May 30, 1997

                              APPENDIX "A" - PRICES

The Prices in $US are attached together with a detailed listing of Ordering Numbers and Information to cover all available frequency plans and sub bands. As new options become available this listing will be updated

                                  Confidential                          5/22/97



XP4 UNIT, EQUIPMENT KIT & CUSTOM COMPONENT PRICES


        Refer to the specific Ordering Part Numbers to cover the various tuning ranges within each band, transmit to receive spacing and traffic capacities, etc. All prices are FCA Innova's Factory in Seattle, WA, USA.

UNIT & EQUIPMENT KIT PRICES

-----------------------------------------------------------------------------------------------------------
 Ordering Number        Description                Factory Price $US    Factory Price     Factory Price
                                                        (Level 1)       $US               $US
                                                                          (Level 2)        (Level 2/3)
-----------------------------------------------------------------------------------------------------------
 841-20x38x-xxx         Outdoor Unit - 38 GHz           $*****              $*****           $*****
-----------------------------------------------------------------------------------------------------------
 841-20x26x-xxx         Outdoor Unit - 26 GHz           $*****              $*****           $*****
-----------------------------------------------------------------------------------------------------------
 841-20x23x-xxx         Outdoor Unit - 23 GHz           $*****              $*****           $*****
-----------------------------------------------------------------------------------------------------------
 841-20x18x-xxx         Outdoor Unit - 18 GHz           $*****              $*****           $*****
-----------------------------------------------------------------------------------------------------------
 841-20x15x-xxx         Outdoor Unit - 15 GHz           $*****              $*****           $*****
-----------------------------------------------------------------------------------------------------------
 841-20x13x-xxx         Outdoor Unit - 13 GHz           $*****              $*****           $*****
-----------------------------------------------------------------------------------------------------------
 841-301023-xxx         Indoor Unit - 2x/4x E1          $*****              $*****        Supplied by Nera
-----------------------------------------------------------------------------------------------------------
 841-301024-xxx         Indoor Unit - 4x/8x E1          $*****              $*****        Supplied by Nera
-----------------------------------------------------------------------------------------------------------
 840-400103-xxx         1+1 Protection Switch           $*****                n/a              n/a
                        Shelf
-----------------------------------------------------------------------------------------------------------
 840-600004-xxx         1+1 RF Single                   $*****                n/a              n/a
                        Antenna Mount
-----------------------------------------------------------------------------------------------------------
 840-300002-001         NMI Interface (SNMP)            $*****                n/a              n/a
                        option
-----------------------------------------------------------------------------------------------------------


EXAMPLE OF TERMINAL PRICING WITHOUT ANTENNA OR NMI OPTION

-----------------------------------------------------------------------------------------
 Terminal Configuration                            Factory Price $US  Factory Price $US  Factory Price $US
                                                        (Level 1)         (Level 2)        (Level 2/3)
-----------------------------------------------------------------------------------------------------------

 38, 26 or 23 GHz, Non Protected, 2x/4x E1              $*****               $*****          $*****
-----------------------------------------------------------------------------------------------------------
 13, 15 or 18 GHz, Non Protected, 2x/4x E1              $*****               $*****          $*****
-----------------------------------------------------------------------------------------------------------
 38, 26 or 23 GHz, Non Protected, 4x/8x E1              $*****               $*****          $*****
-----------------------------------------------------------------------------------------------------------
 13, 15 or 18 GHz, Non Protected, 4x/8x E1              $*****               $*****          $*****
-----------------------------------------------------------------------------------------------------------
 38, 26 or 23 GHz, 1+1 Protected, 2x/4x E1              $*****               $*****          $*****
-----------------------------------------------------------------------------------------------------------
 13, 15 or 18 GHz, 1+1 Protected, 2x/4x E1              $*****               $*****          $*****
-----------------------------------------------------------------------------------------------------------
 38, 26 or 23 GHz, 1+1 Protected, 4x/8x E1              $*****               $*****          $*****
-----------------------------------------------------------------------------------------------------------
 13, 15 or 18 GHz, 1+1 Protected, 4x/8x E1              $*****               $*****          $*****
-----------------------------------------------------------------------------------------------------------

Level 1 is fully tested and supplied by Innova. Level 2 is Semi Knock Down kits excluding Calibration and Factory Acceptance Tests (FAT). Level 2/3 is Semi Knock Down ODU kits but IDU's manufactured by Nera under a separate agreement with Innova. In this case a IDU Royalty of $***** per ODU has been included in the pricing at this level 2/3 only.


CUSTOM COMPONENTS

The prices for Custom Components are included in Appendix D

MARKETING CUSTOMER ORDERING NUMBERS             23-May-97

--------------------------------------------------------------------------------------------------------------------------------
 Order Number          Description          Capacity   Where Used  Transmit Freq Range       Receive Freq Range   T to R Spacing
--------------------------------------------------------------------------------------------------------------------------------

38 GHz Units
--------------------------------------------------------------------------------------------------------------------------------
840-201381-011     ARU 38 Band 1, TX Low     2x/4xE1      ETSI     37,048 to 37,348 MHz     38,308 to 38,608 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-012     ARU 38 Band 1, TX High    2x/4xE1      ETSI     38,308 to 38,608 MHz     37,048 to 37,348 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-021     ARU 38 Band 2, TX Low     2x/4xE1      ETSI     37,328 to 37,628 MHz     35,588 to 38,888 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-022     ARU 38 Band 2, TX High    2x/4xE1      ETSI     38,588 to 38,888 MHz     37,328 to 37,628 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-031     ARU 38 Band 3, TX Low     2x/4xE1      ETSI     37,608 to 37,908 MHz     38,868 to 39,168 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-032     ARU 38 Band 3, TX High    2x/4xE1      ETSI     38,868 to 39,168 MHz     37,608 to 37,908 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-041     ARU 38 Band 4, TX Low     2x/4xE1      ETSI     37,888 to 38,188 MHz     39,148 to 39,448 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-042     ARU 38 Band 4, TX High    2x/4xE1      ETSI     39,148 to 39,448 MHz     37,888 to 38,188 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-051     ARU 38 Band 5, TX Low     2x/4xE1      ETSI     37,468 to 37,768 MHz     38,728 to 39,028 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-052     ARU 38 Band 5, TX High    2x/4xE1      ETSI     38,728 to 39,028 MHz     37,468 to 37,768 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-011     ARU 38 Band 1, TX Low     4x/8xE1      ETSI     37,048 to 37,348 MHz     38,308 to 38,608 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-012     ARU 38 Band 1, TX High    4x/8xE1      ETSI     38,308 to 38,608 MHz     37,048 to 37,348 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-021     ARU 38 Band 2, TX Low     4x/8xE1      ETSI     37,328 to 37,628 MHz     38,588 to 38,888 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-022     ARU 38 Band 2, TX High    4x/8xE1      ETSI     38,588 to 38,888 MHz     37,328 to 37,628 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-031     ARU 38 Band 3, TX Low     4x/8xE1      ETSI     37,608 to 37,908 MHz     38,868 to 39,168 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-032     ARU 38 Band 3, TX High    4x/8xE1      ETSI     38,868 to 39,168 MHz     37,608 to 37,908 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-041     ARU 38 Band 4, TX Low     4x/8xE1      ETSI     37,888 to 38,188 MHz     39,148 to 39,448 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-042     ARU 38 Band 4, TX High    4x/8xE1      ETSI     39,148 to 39,448 MHz     37,888 to 38,188 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-051     ARU 38 Band 5, TX Low     4x/8xE1      ETSI     37,468 to 37,768 MHz     38,728 to 39,028 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201381-052     ARU 38 Band 5, TX High    4x/8xE1      ETSI     38,728 to 39,028 MHz     37,468 to 37,768 MHz     1260 MHz
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
840-201382-011     ARU 38 Band 1, TX Low      4xT1        FCC      38,600 to 38,950 MHz     39,300 to 39,650 MHz     700 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201382-012     ARU 38 Band 1, TX High     4xT1        FCC      39,300 to 39,650 MHz     38,600 to 38,950 MHz     700 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201382-021     ARU 38 Band 2, TX Low      4xT1        FCC      38,950 to 39,300 MHz     39,650 to 40,000 MHz     700 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201382-022     ARU 38 Band 2, TX High     4xT1        FCC      39,650 to 40,000 MHz     38,950 to 39,300 MHz     700 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201382-011     ARU 38 Band 1, TX Low      4x/8xT1     FCC      38,600 to 38,950 MHz     39,300 to 39,650 MHz     700 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201382-012     ARU 38 Band 1, TX High     4x/8xT1     FCC      39,300 to 39,650 MHz     38,600 to 38,950 MHz     700 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201382-021     ARU 38 Band 2, TX Low      4x/8xT1     FCC      38,950 to 39,300 MHz     39,650 to 40,000 MHz     700 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201382-022     ARU 38 Band 2, TX High     4x/8xT1     FCC      39,650 to 40,000 MHz     38,950 to 39,300 MHz     700 MHz
--------------------------------------------------------------------------------------------------------------------------------

MARKETING CUSTOMER ORDERING NUMBERS             23-May-97


--------------------------------------------------------------------------------------------------------------------------------
 Order Number          Description          Capacity   Where Used  Transmit Freq Range       Receive Freq Range   T to R Spacing
--------------------------------------------------------------------------------------------------------------------------------

23 GHz Units
--------------------------------------------------------------------------------------------------------------------------------
840-201232-011     ARU 23 Band 1 TX Low      2x/4xE1      ETSI     21,214 to 21,514 MHz     22,446 to 22,746 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201232-012     ARU 23 Band 1 TX High     2x/4xE1      ETSI     22,446 to 22,746 MHz     21,214 to 21,514 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201232-021     ARU 23 Band 2 TX Low      2x/4xE1      ETSI     21,494 to 21,794 MHz     22,726 to 23,026 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201232-022     ARU 23 Band 2 TX High     2x/4xE1      ETSI     22,726 to 23,026 MHz     21,494 to 21,794 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201232-031     ARU 23 Band 3 TX Low      2x/4xE1      ETSI     21,774 to 22,074 MHz     23,006 to 23,306 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201232-032     ARU 23 Band 3 TX High     2x/4xE1      ETSI     23,006 to 23,306 MHz     21,774 to 22,074 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201232-041     ARU 23 Band 4 TX Low      2x/4xE1      ETSI     22,054 to 22,354 MHz     23,286 to 23,586 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201232-042     ARU 23 Band 4 TX High     2x/4xE1      ETSI     23,286 to 23,586 MHz     22,054 to 22,354 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201232-051     ARU 23 Band 5 TX Low      2x/4xE1      SCT      21,353 to 21,653 MHz     22,585 to 22,885 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201232-052     ARU 23 Band 5 TX High     2x/4xE1      SCT      22,585 to 22,885 MHz     21,353 to 21,653 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201234-011     ARU 23 Band 1 TX Low      2x/4xE1      ETSI     22,000 to 22,300 MHz     23,008 to 23,308 MHz     1008 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201234-012     ARU 23 Band 1 TX High     2x/4xE1      ETSI     23,008 to 23,308 MHz     22,000 to 22,300 MHz     1008 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201234-021     ARU 23 Band 2 TX Low      2x/4xE1      ETSI     22,290 to 22,590 MHz     23,298 to 23,598 MHz     1008 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201234-022     ARU 23 Band 2 TX High     2x/4xE1      ETSI     23,298 to 23,598 MHz     22,290 to 22,590 MHz     1008 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201235-011     ARU 23 Band 1 TX Low      2x/4xE1      SCT      21,800 to 22,100 MHz     23,000 to 23,300 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201235-012     ARU 23 Band 1 TX High     2x/4xE1      SCT      23,000 to 23,300 MHz     21,800 to 22,100 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201235-021     ARU 23 Band 2 TX Low      2x/4xE1      SCT      22,100 to 22,400 MHz     23,300 to 23,600 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201235-022     ARU 23 Band 2 TX High     2x/4xE1      SCT      23,300 to 23,600 MHz     22,100 to 22,400 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-011     ARU 23 Band 1 TX Low      4x/8xE1      ETSI     21,214 to 21,514 MHz     22,446 to 22,746 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-012     ARU 23 Band 1 TX High     4x/8xE1      ETSI     22,446 to 22,746 MHz     21,214 to 21,514 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-021     ARU 23 Band 2 TX Low      4x/8xE1      ETSI     21,494 to 21,794 MHz     22,726 to 23,026 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-022     ARU 23 Band 2 TX High     4x/8xE1      ETSI     22,726 to 23,026 MHz     21,494 to 21,794 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-031     ARU 23 Band 3 TX Low      4x/8xE1      ETSI     21,774 to 22,074 MHz     23,006 to 23,306 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-032     ARU 23 Band 3 TX High     4x/8xE1      ETSI     23,006 to 23,306 MHz     21,774 to 22,074 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-041     ARU 23 Band 4 TX Low      4x/8xE1      ETSI     22,054 to 22,354 MHz     23,286 to 23,586 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-042     ARU 23 Band 4 TX High     4x/8xE1      ETSI     23,286 to 23,586 MHz     22,054 to 22,354 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-051     ARU 23 Band 5 TX Low      4x/8xE1      SCT      21,353 to 21,653 MHz     22,585 to 22,885 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202232-052     ARU 23 Band 5 TX High     4x/8xE1      SCT      22,585 to 22,885 MHz     21,353 to 21,653 MHz     1232 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202234-011     ARU 23 Band 1 TX Low      4x/8xE1      ETSI     22,000 to 22,300 MHz     23,008 to 23,308 MHz     1008 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202234-012     ARU 23 Band 1 TX High     4x/8xE1      ETSI     23,008 to 23,308 MHz     22,000 to 23,000 MHz     1008 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202234-021     ARU 23 Band 2 TX Low      4x/8xE1      ETSI     22,290 to 22,590 MHz     23,298 to 23,598 MHz     1008 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202234-022     ARU 23 Band 2 TX High     4x/8xE1      ETSI     23,298 to 23,598 MHz     22,290 to 22,590 MHz     1008 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202235-011     ARU 23 Band 1 TX Low      4x/8xE1      SCT      21,800 to 22,100 MHz     23,000 to 23,300 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------



                                  N-ORD-NO.WK4



Innova Corp 05/23/97 Page 2

MARKETING CUSTOMER ORDERING NUMBERS             23-May-97


--------------------------------------------------------------------------------------------------------------------------------
 Order Number          Description          Capacity   Where Used  Transmit Freq Range       Receive Freq Range   T to R Spacing
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
840-202235-012     ARU 23 Band 1 Tx High     4x/8xE1      SCT      23,000 to 23,300 MHz     21,800 to 22,100 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202235-021     ARU 23 Band 2 TX Low      4x/8xE1      SCT      22,100 to 22,400 MHz     23,300 to 23,600 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202235-022     ARU 23 Band 2 Tx High     4x/8xE1      SCT      23,300 to 23,600 MHz     22,100 to 22,400 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
840-201233-011     ARU 23 Band 1 TX Low       4x/T1       FCC      21,200 to 21,500 MHz     22,400 to 22,700 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201233-012     ARU 23 Band 1 Tx High      4x/T1       FCC      22,400 to 22,700 MHz     21,200 to 21,500 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201233-021     ARU 23 Band 2 TX Low       4x/T1       FCC      21,500 to 21,800 MHz     22,700 to 23,000 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201233-022     ARU 23 Band 2 Tx High      4x/T1       FCC      22,700 to 23,000 MHz     21,500 to 21,800 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201233-031     ARU 23 Band 3 TX Low       4x/T1       FCC      21,800 to 22,100 MHz     23,000 to 23,300 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201233-032     ARU 23 Band 3 Tx High      4x/T1       FCC      23,000 to 23,300 MHz     21,800 to 22,100 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201233-041     ARU 23 Band 4 TX Low       4x/T1       FCC      22,100 to 22,400 MHz     23,300 to 23,600 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201233-042     ARU 23 Band 4 Tx High      4x/T1       FCC      23,300 to 23,600 MHz     22,100 to 22,400 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202233-011     ARU 23 Band 1 TX Low      4x/8xT1      FCC      21,200 to 21,500 MHz     22,400 to 22,700 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202233-012     ARU 23 Band 1 Tx High     4x/8xT1      FCC      22,400 to 22,700 MHz     21,200 to 21,500 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202233-021     ARU 23 Band 2 TX Low      4x/8xT1      FCC      21,500 to 21,800 MHz     22,700 to 23,000 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202233-022     ARU 23 Band 2 Tx High     4x/8xT1      FCC      22,700 to 23,000 MHz     21,500 to 21,800 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202233-031     ARU 23 Band 3 TX Low      4x/8xT1      FCC      21,800 to 22,100 MHz     23,000 to 23,300 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202233-032     ARU 23 Band 3 Tx High     4x/8xT1      FCC      23,000 to 23,300 MHz     21,800 to 22,100 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202233-041     ARU 23 Band 4 TX Low      4x/8xT1      FCC      22,100 to 22,400 MHz     23,300 to 23,600 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202233-042     ARU 23 Band 4 Tx High     4x/8xT1      FCC      23,300 to 23,600 MHz     22,100 to 22,400 MHz     1200 MHz
--------------------------------------------------------------------------------------------------------------------------------

24 GHz Outdoor ARU Units
--------------------------------------------------------------------------------------------------------------------------------
840-201241-011     ARU 24 Band 1 TX Low       4x/T1       FCC      24,250 to 24,450 MHz     25,050 to 25,250 MHz     800 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201241-012     ARU 24 Band 1 Tx High      4x/T1       FCC      25,050 to 25,250 MHz     24,250 to 24,450 MHz     800 MHz
--------------------------------------------------------------------------------------------------------------------------------




Innova Corp 05/23/97 Page 3          N-ORD-NO.WK4

MARKETING CUSTOMER ORDERING NUMBERS             23-May-97


--------------------------------------------------------------------------------------------------------------------------------
 Order Number          Description          Capacity   Where Used  Transmit Freq Range       Receive Freq Range   T to R Spacing
--------------------------------------------------------------------------------------------------------------------------------

26 GHz Outdoor ARU Units
--------------------------------------------------------------------------------------------------------------------------------
840-201261-011     ARU 26 Band 1 TX Low      2x/4xE1      ETSI     24,549 to 24,849 MHz     25,557 to 25,857 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201261-012     ARU 26 Band 1 Tx High     2x/4xE1      ETSI     25,557 to 25,857 MHz     24,549 to 24,849 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201261-021     ARU 26 Band 2 TX Low      2x/4xE1      ETSI     24,849 to 25,149 MHz     25,857 to 26,157 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201261-022     ARU 26 Band 2 Tx High     2x/4xE1      ETSI     25,857 to 26,157 MHz     24,849 to 25,149 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201261-031     ARU 26 Band 3 TX Low      2x/4xE1      ETSI     25,149 to 25,445 MHz     26,157 to 26,453 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201261-032     ARU 26 Band 3 Tx High     2x/4xE1      ETSI     26,157 to 26,453 MHz     25,149 to 25,445 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202261-011     ARU 26 Band 1 TX Low      4x/8xE1      ETSI     24,549 to 24,849 MHz     25,557 to 25,857 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202261-012     ARU 26 Band 1 Tx High     4x/8xE1      ETSI     25,557 to 25,857 MHz     24,549 to 24,849 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202261-021     ARU 26 Band 2 TX Low      4x/8xE1      ETSI     24,849 to 25,149 MHz     25,857 to 26,157 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202261-022     ARU 26 Band 2 Tx High     4x/8xE1      ETSI     25,857 to 26,157 MHz     24,849 to 25,149 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202261-031     ARU 26 Band 3 TX Low      4x/8xE1      ETSI     25,149 to 25,445 MHz     26,157 to 26,453 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202261-032     ARU 26 Band 3 Tx High     4x/8xE1      ETSI     26,157 to 26,453 MHz     25,149 to 25,445 MHz     1008 Mhz
--------------------------------------------------------------------------------------------------------------------------------

18 GHz Outdoor ARU Units
--------------------------------------------------------------------------------------------------------------------------------
840-201181-011     ARU 18 Band 1 TX Low      2x/4xE1      ETSI     18,325 to 18,665 MHz     19,335 to 19,675 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201181-012     ARU 18 Band 1 TX High     2x/4xE1      ETSI     19,335 to 19,675 MHz     18,325 to 18,665 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201181-021     ARU 18 Band 2 TX Low      2x/4xE1      ETSI     17,985 to 18,325 MHz     18,995 to 19,335 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201181-022     ARU 18 Band 2 TX High     2x/4xE1      ETSI     18,995 to 19,335 MHz     17,985 to 18,325 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201181-031     ARU 18 Band 3 TX Low      2x/4xE1      ETSI     17,700 to 18,040 MHz     18,710 to 19,050 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201181-032     ARU 18 Band 3 TX High     2x/4xE1      ETSI     18,710 to 19,050 MHz     17,700 to 18,040 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202181-011     ARU 18 Band 1 TX Low      4x/8xE1      ETSI     18,325 to 18,665 MHz     19,335 to 19,675 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202181-012     ARU 18 Band 1 TX High     4x/8xE1      ETSI     19,335 to 19,675 MHz     18,335 to 18,665 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202181-021     ARU 18 Band 2 TX Low      4x/8xE1      ETSI     17,985 to 18,325 MHz     18,995 to 19,335 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202181-022     ARU 18 Band 2 TX High     4x/8xE1      ETSI     18,995 to 19,335 MHz     17,985 to 18,325 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202181-031     ARU 18 Band 3 TX Low      4x/8xE1      ETSI     17,700 to 18,040 MHz     18,710 to 19,050 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-202181-032     ARU 18 Band 3 TX High     4x/8xE1      ETSI     18,710 to 19,050 MHz     17,700 to 18,040 MHz     1010 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201183-011     ARU 18 Band 1 TX Low      2x/4xE1      SCT      18,580 to 18,755 MHz     18,920 to 19,095 MHz     340 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201183-012     ARU 18 Band 1 TX High     2x/4xE1      SCT      18,920 to 19,095 MHz     18,580 to 18,755 MHz     340 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201183-021     ARU 18 Band 2 TX Low      2x/4xE1      SCT      18,750 to 18,925 MHz     19,090 to 19,265 MHz     340 Mhz
--------------------------------------------------------------------------------------------------------------------------------
840-201183-012     ARU 18 Band 2 TX High     2x/4xE1      SCT      19,090 to 19,265 MHz     18,750 to 18,925 MHz     340 Mhz
--------------------------------------------------------------------------------------------------------------------------------


Innova Corp 05/23/97 Page 4                                        N-ORD-NO.WK4

MARKETING CUSTOMER ORDERING NUMBERS             23-May-97


--------------------------------------------------------------------------------------------------------------------------------
 Order Number          Description          Capacity   Where Used  Transmit Freq Range       Receive Freq Range   T to R Spacing
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
840-201182-011     ARU 18 Band 1 TX Low      4xT1       FCC DEMS   18,870 to 18,920 MHz      19,210 to 19,260 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201182-012     ARU 18 Band 1 TX High     4xT1       FCC DEMS   19,210 to 19,260 MHz      18,870 to 18,920 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202182-011     ARU 18 Band 1 TX Low    4x/8xT1      FCC DEMS   18,870 to 18,920 MHz      19,210 to 19,260 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202182-012     ARU 18 Band 1 TX High   4X/8XT1      FCC DEMS   19,210 to 19,260 MHz      18,870 to 18,920 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
840-201184-011     ARU 18 Band 1 TX Low      4xT1        FCC/IC    18,580 to 18,750 MHz      18,920 to 19,090 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201184-012     ARU 18 Band 1 TX High     4xT1        FCC/IC    18,920 to 19,090 MHz      18,580 to 18,750 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201184-021     ARU 18 Band 2 TX Low      4xT1        FCC/IC    18,750 to 18,920 MHz      19,090 to 19,260 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201184-022     ARU 18 Band 2 TX High     4xT1        FCC/IC    19,090 to 19,260 MHz      18,750 to 18,920 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202184-011     ARU 18 Band 1 TX Low    4x/8xT1       FCC/IC    18,580 to 18,750 MHz      18,920 to 19,090 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202184-012     ARU 18 Band 1 TX High   4x/8xT1       FCC/IC    18,920 to 19,090 MHz      18,580 to 18,750 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202184-021     ARU 18 Band 2 TX Low    4x/8xT1       FCC/IC    18,750 to 18,920 MHz      19,090 to 19,260 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202184-022     ARU 18 Band 2 TX High   4x/8xT1       FCC/IC    19,090 to 19,260 MHz      18,750 to 18,920 MHz      340 MHz
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
840-202185-011     ARU 18 Band 1 TX Low    4x/8xT1       FCC/IC    17,700 to 18,140 MHz      19,260 to 19,700 MHz      1560 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-202185-012     ARU 18 Band 1 TX High   4x/8xT1       FCC/IC    19,260 to 19,700 MHz      17,700 to 18,140 MHz      1560 MHz
--------------------------------------------------------------------------------------------------------------------------------

15 Ghz Outdoor ARU Units
--------------------------------------------------------------------------------------------------------------------------------
840-201151-011     ARU 15 Band 1 TX Low    2x/4xE1        SCT      14,500 to 14,617 MHz      15,228 to 15,345 MHz      728 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201151-012     ARU 15 Band 1 TX High   2x/4xE1        SCT      15,228 to 15,345 MHz      14,500 to 14,617 MHz      728 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201152-011     ARU 15 Band 1 TX Low    2x/4xE1        SCT      14,630 to 14,770 MHz      14,945 to 15,085 MHz      315 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201152-012     ARU 15 Band 1 TX High   2x/4xE1        SCT      14,945 to 15,085 MHz      14,630 to 14,770 MHz      315 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201152-021     ARU 15 Band 2 TX Low    2x/4xE1        SCT      14,770 to 14,910 MHz      15,085 to 15,225 MHz      315 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201152-022     ARU 15 Band 2 TX High   2x/4xE1        SCT      15,085 to 15,225 MHz      14,770 to 14,910 MHz      315 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201154-011     ARU 15 Band 1 TX Low    2x/4xE1       ETSI      14,501 to 14,718 MHz      14,921 to 15,138 MHz      420 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201154-012     ARU 15 Band 1 TX High   2x/4xE1       ETSI      14,921 to 15,138 MHz      14,501 to 14,718 MHz      420 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201154-021     ARU 15 Band 2 TX Low    2x/4xE1       ETSI      14,711 to 14,928 MHz      15,131 to 15,348 MHz      420 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201154-022     ARU 15 Band 2 TX High   2x/4xE1       ETSI      15,131 to 15,348 MHz      14,711 to 14,928 MHz      420 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201155-011     ARU 15 Band 1 TX Low    2x/4xE1       ETSI      14,403 to 14,634 MHz      14,893 to 15,124 MHz      490 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201155-012     ARU 15 Band 1 TX High   2x/4xE1       ETSI      14,893 to 15,124 MHz      14,403 to 14,634 MHz      490 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201155-021     ARU 15 Band 2 TX Low    2x/4xE1       ETSI      14,627 to 14,858 MHz      15,117 to 15,348 MHz      490 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201155-022     ARU 15 Band 2 TX High   2x/4xE1       ETSI      15,117 to 15,348 MHz      14,627 to 14,858 MHz      490 MHz
--------------------------------------------------------------------------------------------------------------------------------
840-201153-011     ARU 15 Band 1 TX Low     4xT1          CAN      14,660 to 14,875 MHz      15,135 to 15,350 MHz      475 MHz
--------------------------------------------------------------------------------------------------------------------------------

Innova Corp 05/23/97  Page 5          N-RD-NO.WK4

Marketing Customer Ordering Numbers     23-May-97

------------------------------------------------------------------------------------------------------------------------------------
Order Number           Description           Capacity    Where Used    Transmit Freq Range      Receive Freq Range    T to R Spacing
------------------------------------------------------------------------------------------------------------------------------------
840-201153-012     ARU 15 Band 1 TX High        4xT1          CAN        15135 to 15350 MHz      14660 to 14875 MHz        475 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202151-011     ARU 15 Band 1 TX Low       4x/8xE1        ETSI
------------------------------------------------------------------------------------------------------------------------------------
840-202151-012     ARU 15 Band 1 TX High      4x/8xE1        ETSI
------------------------------------------------------------------------------------------------------------------------------------
840-202151-021     ARU 15 Band 2 TX Low       4x/8xE1        ETSI
------------------------------------------------------------------------------------------------------------------------------------
840-202151-022     ARU 15 Band 2 TX High      4x/8xE1        ETSI
------------------------------------------------------------------------------------------------------------------------------------
840-202151-031     ARU 15 Band 3 TX Low       4x/8xE1        ETSI
------------------------------------------------------------------------------------------------------------------------------------
840-202151-032     ARU 15 Band 3 TX High      4x/8xE1        ETSI
------------------------------------------------------------------------------------------------------------------------------------
840-202154-011     ARU 15 Band 1 TX Low       4x/8xE1        ETSI        14501 to 14718 MHz      14921 to 15138 MHz        420 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202154-012     ARU 15 Band 1 TX High      4x/8xE1        ETSI        14921 to 15138 MHz      14501 to 14718 MHz        420 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202154-021     ARU 15 Band 2 TX Low       4x/8xE1        ETSI        14711 to 14928 MHz      15131 to 15348 MHz        420 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202154-022     ARU 15 Band 2 TX High      4x/8xE1        ETSI        15131 to 15348 MHz      14711 to 14928 MHz        420 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202155-011     ARU 15 Band 1 TX Low       4x/8xE1        ETSI        14403 to 14634 MHz      14893 TO 15124 MHz        490 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202155-012     ARU 15 Band 1 TX High      4x/8xE1        ETSI        14893 to 15124 MHz      14403 to 14634 MHz        490 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202155-021     ARU 15 Band 2 TX Low       4x/8xE1        ETSI        14627 to 14858 MHz      15117 to 15348 MHz        490 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202155-022     ARU 15 Band 2 TX High      4x/8xE1        ETSI        15117 to 15348 MHz      14627 to 14858 MHz        490 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202153-011     ARU 15 Band 1 TX Low       4/8xT1          CAN        14660 to 14875 MHz      15135 to 15350 MHz        475 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202153-012     ARU 15 Band 1 TX High      4/8xT1          CAN        15135 to 15350 MHz      14660 to 14875 MHz        475 MHz
------------------------------------------------------------------------------------------------------------------------------------

13 GHz Outdoor ARU Units

------------------------------------------------------------------------------------------------------------------------------------
840-201131-011     ARU 13 BAND 1 TX Low       2x/4xE1        ETSI        12751 to 12849 MHz      13017 to 13115 MHz        266 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-201131-012     ARU 13 Band 1 TX High      2x/4xE1        ETSI        13017 to 13115 MHz      12751 to 12849 MHz        266 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-201131-021     ARU 13 Band 2 TX Low       2x/4xE1        ETSI        12807 to 12919 MHz      13073 to 13185 MHz        266 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-201131-022     ARU 13 Band 2 TX High      2x/4xE1        ETSI        13073 to 13185 MHz      12807 to 12919 MHz        266 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-201131-031     ARU 13 Band 3 TX Low       2x/4xE1        ETSI        12877 to 12975 MHz      13143 to 13241 MHz        266 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-201131-032     ARU 13 Band 3 TX High      2x/4xE1        ETSI        13143 to 13241 MHz      12877 to 12975 MHz        266 MHz
------------------------------------------------------------------------------------------------------------------------------------
840-202131-011     ARU 13 Band 1 TX Low       4x/8xE1        ETSI
------------------------------------------------------------------------------------------------------------------------------------
840-202131-012     ARU 13 Band 1 TX High      4x/8xE1        ETSI
------------------------------------------------------------------------------------------------------------------------------------

Innova Corp 05/23/97 Page 6       N-ORD-NO.WK4

MARKETING CUSTOMER ORDERING NUMBERS             23-May-97


------------------------------------------------------------------------------------------------------------------------------------
 Order Number          Description                Capacity    Where Used    Transmit Freq Range   Receive Freq Range  T to R Spacing
------------------------------------------------------------------------------------------------------------------------------------

Pole Mount Kits
------------------------------------------------------------------------------------------------------------------------------------
840-600002-001  ARU 38 Remote Pole Mount Kit                     38 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600002-004  ARU 26 Remote Pole Mount Kit                     26 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600002-002  ARU 23 Remote Pole Mount Kit                     23 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600002-003  ARU 18 Remote Pole Mount Kit                     18 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600002-005  ARU 15 Remote Pole Mount Kit                     15 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600002-006  ARU 13 Remote Pole Mount Kit                     13 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600004-001  Single Ant Pole Mount Kit 38 GHz                 38 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600004-004  Single Ant Pole Mount Kit 26 GHz                 26 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600004-002  Single Ant Pole Mount Kit 23 GHz                 23 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600004-003  Single Ant Pole Mount Kit 18 GHz                 18 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600004-005  Single Ant Pole Mount Kit 15 GHz                 15 GHz
------------------------------------------------------------------------------------------------------------------------------------
840-600004-006  Single Ant Pole Mount Kit 13 GHz                 13 GHz
------------------------------------------------------------------------------------------------------------------------------------

Common Units
------------------------------------------------------------------------------------------------------------------------------------
840-301021-002  SIU Shelf, 4xT1                               Balanced 4xT1
------------------------------------------------------------------------------------------------------------------------------------
840-301024-002  SIU Shelf, 4x, 8x T1                          Balanced 8xT1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
840-301023-001  SIU Shelf, 2x, 4xE1                           Unbalanced 4xE1
------------------------------------------------------------------------------------------------------------------------------------
840-301024-001  SIU Shelf, 4x, 8x E1                          Unbalanced 8xE1
------------------------------------------------------------------------------------------------------------------------------------
840-301023-002  SIU Shelf, 2x, 4xE1                            Balanced 4xE1
------------------------------------------------------------------------------------------------------------------------------------
840-301024-002  SIU Shelf, 4x, 8x E1                           Balanced 4xE1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
840-601001-XXX  XPView Software                                    XP4
------------------------------------------------------------------------------------------------------------------------------------
840-601002-001  XPView User Fee per SIU                          XPView
------------------------------------------------------------------------------------------------------------------------------------
840-900200-004  XPView Manual
------------------------------------------------------------------------------------------------------------------------------------
840-900201-001  XP4 Reference Manual, T1                      Tech Apps Data
------------------------------------------------------------------------------------------------------------------------------------
840-900201-002  XP4 Reference Manual, E1                      Tech Apps Data
------------------------------------------------------------------------------------------------------------------------------------
840-300002-001  NMI Interface Plug in Option                       SNMP
------------------------------------------------------------------------------------------------------------------------------------
840-400103-001  1+1 Prot Switch - 4x Unbal BNC     XP4 Std    Installation Option
------------------------------------------------------------------------------------------------------------------------------------
840-400103-002  1+1 Prot Switch - 4x Bal RJ48      XP4 Std    Installation Option
------------------------------------------------------------------------------------------------------------------------------------
840-400104-001  1+1 Prot Switch - 8x DB25 Unbal   XP4i Front  Installation Option
------------------------------------------------------------------------------------------------------------------------------------
840-400104-002  1+1 Prot Switch - 8x DB25 Bal     XP4i Front  Installation Option
------------------------------------------------------------------------------------------------------------------------------------




Innova Corp 05/23/97  Page 7               N-ORD-NO.WK4

                    APPENDIX "B" - TECHNICAL SPECIFICATIONS

The Technical Specifications for the XP4 Product Range for both E1 and T1 data formats are attached.

INNOVA XP4 RADIO SPECIFICATIONS - E1 FORMAT          Revision Date: May 22nd 97
-------------------------------------------------------------------------------



                          INNOVA XP4 SERIES OF DIGITAL

                                MICROWAVE RADIOS

                                   E1 FORMAT





            DRAMATICALLY CHANGING THE ECONOMICS OF WIRELESS NETWORKS


     Innova Corporation, 3325 South 116th Street, Seattle, WA, 98168, USA.
                      Tel +206 439 9121  Fax +206 439 2701



-------------------------------------------------------------------------------
Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.

 INNOVA XPA RADIO SPECIFICATIONS - E1 FORMAT                                   Revision Date: May 22nd 97
---------------------------------------------------------------------------------------------------------

 General                             13GHz                    15GHz                    18GHz

---------------------------------------------------------------------------------------------------------
 Frequency Range               12.75 - 13.25 GHz        14.4 - 15.35 GHz         17.7 - 19.7 GHz
---------------------------------------------------------------------------------------------------------
 Tuning Range                          *                        *              300 MHz for 1010 T-R*
---------------------------------------------------------------------------------------------------------
 Link ID Codes                        255                      255                      255
---------------------------------------------------------------------------------------------------------
 T-R Spacing (MHz)                    266                   420, 737.5               340, 1010
---------------------------------------------------------------------------------------------------------
 * Tuning Range is dependent on T-R spacing & Channel Plan required.
   Contact your local Innova Representative for further details.
---------------------------------------------------------------------------------------------------------

 Transmitter                         13GHz                    15GHz                    18GHz

---------------------------------------------------------------------------------------------------------
 Power Output (Std)                 +19 dBm                  +19 dBm                  +18 dBm
---------------------------------------------------------------------------------------------------------
 Power Control Range         30 dB in 0.5 dB steps    30 dB in 0.5 dB steps    30 dB in 0.5 dB steps
---------------------------------------------------------------------------------------------------------
 Transmitter Mute Level        Less than -30 dBm       Less than -30 dBm        Less than -30 dBm
---------------------------------------------------------------------------------------------------------
 Frequency Accuracy          (plus or minus)10 ppm    (plus or minus)10 ppm   (plus or minus)10 ppm
---------------------------------------------------------------------------------------------------------
 Channel Selection            Digital Synthesizer     Digital Synthesizer      Digital Synthesizer
---------------------------------------------------------------------------------------------------------
 Frequency Synthesis            Phase Lock Loop         Phase Lock Loop          Phase Lock Loop
---------------------------------------------------------------------------------------------------------
 Synthesizer Resolution            0.25 MHz                0.25 MHz                 0.25 MHz
---------------------------------------------------------------------------------------------------------
 Modulation                         4 FSK                   4 FSK                    4 FSK
---------------------------------------------------------------------------------------------------------
 Emission Bandwidth
---------------------------------------------------------------------------------------------------------
                        2E1        3.5 MHz                 3.5 MHz                  3.5 MHz
---------------------------------------------------------------------------------------------------------
                        4E1         7 MHz                   7 MHz                    7 MHz
---------------------------------------------------------------------------------------------------------
                        8E1         14 MHz                  14 MHz                   14 MHz
---------------------------------------------------------------------------------------------------------
                  16E1 / E3         28 MHz                  28 MHz                   28 MHz
---------------------------------------------------------------------------------------------------------

 Receiver                            13GHz                    15GHz                    18GHz

---------------------------------------------------------------------------------------------------------
 BER 10(-6) Threshold
---------------------------------------------------------------------------------------------------------
                        2E1        -83 dBm                 -83 dBm                  -82 dBm
---------------------------------------------------------------------------------------------------------
                        4E1        -81 dBm                 -81 dBm                  -80 dBm
---------------------------------------------------------------------------------------------------------
                        8E1        -78 dBm                 -78 dBm                  -77 dBm
---------------------------------------------------------------------------------------------------------
                  16E1 / E3        -75 dBm                 -75 dBm                  -74 dBm
---------------------------------------------------------------------------------------------------------
 BER 10(-3) Threshold
---------------------------------------------------------------------------------------------------------
                        2E1        -86 dBm                 -86 dBm                  -85 dBm
---------------------------------------------------------------------------------------------------------
                        4E1        -84 dBm                 -84 dBm                  -83 dBm
---------------------------------------------------------------------------------------------------------
                        8E1        -81 dBm                 -81 dBm                  -80 dBm
---------------------------------------------------------------------------------------------------------
                  16E1 / E3        -78 dBm                 -78 dBm                  -77 dBm
---------------------------------------------------------------------------------------------------------

 Residual Bit Error Rate

---------------------------------------------------------------------------------------------------------
 2E1, 4E1, 8E1    RBER (less than or equal to) 10(-10) when RSL is between 15 & 40 dB above BER 10(-3)
 threshold with FEC enabled
---------------------------------------------------------------------------------------------------------
 16E1, E3         RBER (less than or equal to) 10(-11) when RSL is between 15 & 40 dB above BER 10(-3)
 threshold with FEC enabled
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
              Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.




 INNOVA XP4 RADIO SPECIFICATIONS - E1 FORMAT                                   Revision Date: May 22nd 97
---------------------------------------------------------------------------------------------------------

 General                             23GHz                    26GHz                    38GHz

---------------------------------------------------------------------------------------------------------
 Frequency Range                21.2 - 23.6 GHz         24.5 - 26.5 GHz          37.0 - 39.5 GHz
---------------------------------------------------------------------------------------------------------
 Tuning Range                       300 MHz                  300 MHz                  300 MHz
---------------------------------------------------------------------------------------------------------
 Link ID Codes                        255                      255                      255
---------------------------------------------------------------------------------------------------------
 T-R Spacing (MHz)              1008, 1200, 1232              1008                     1260
---------------------------------------------------------------------------------------------------------
 * Tuning Range is dependent on T-R spacing & Channel Plan required.
   Contact your local Innova Representative for further details.
---------------------------------------------------------------------------------------------------------

 Transmitter                         23GHz                    26GHz                    38GHz

---------------------------------------------------------------------------------------------------------
 Power Output (Std)                 +17 dBm                  +17 dBm                  +16 dBm
---------------------------------------------------------------------------------------------------------
 Power Control Range         30 dB in 0.5 dB steps   30 dB in 0.5 dB steps    30 dB in 0.5 dB steps
---------------------------------------------------------------------------------------------------------
 Transmitter Mute Level        Less than -30 dBm       Less than -30 dBm        Less than -30 dBm
---------------------------------------------------------------------------------------------------------
 Frequency Accuracy          (plus or minus)10 ppm   (plus or minus)10 ppm    (plus or minus)10 ppm
---------------------------------------------------------------------------------------------------------
 Channel Selection            Digital Synthesizer     Digital Synthesizer      Digital Synthesizer
---------------------------------------------------------------------------------------------------------
 Frequency Synthesis            Phase Lock Loop         Phase Lock Loop          Phase Lock Loop
---------------------------------------------------------------------------------------------------------
 Synthesizer Resolution            0.25 MHz                0.25 MHz                 0.25 MHz
---------------------------------------------------------------------------------------------------------
 Modulation                         4 FSK                   4 FSK                    4 FSK
---------------------------------------------------------------------------------------------------------
 Emission Bandwidth
---------------------------------------------------------------------------------------------------------
                        2E1        3.5 MHz                 3.5 MHz                  3.5 MHz
---------------------------------------------------------------------------------------------------------
                        4E1         7 MHz                   7 MHz                    7 MHz
---------------------------------------------------------------------------------------------------------
                        8E1         14 MHz                  14 MHz                   14 MHz
---------------------------------------------------------------------------------------------------------
                  16E1 / E3         28 MHz                  28 MHz                   28 MHz
---------------------------------------------------------------------------------------------------------

 Receiver                            23GHz                    26GHz                    38GHz

---------------------------------------------------------------------------------------------------------
 BER 10(6) Threshold                                  Grade A    Grade B
---------------------------------------------------------------------------------------------------------
                        2E1        -80 dBm            -79 dBm    -82 dBm            -77 dBm
---------------------------------------------------------------------------------------------------------
                        4E1        -77 dBm            -76 dBm    -79 dBm            -75 dBm
---------------------------------------------------------------------------------------------------------
                        8E1        -74 dBm            -73 dBm    -76 dBm            -72 dBm
---------------------------------------------------------------------------------------------------------
                  16E1 / E3        -71 dBm            -70 dBm    -73 dBm            -69 dBm
---------------------------------------------------------------------------------------------------------
 BER 10(3) Threshold
---------------------------------------------------------------------------------------------------------
                        2E1        -85 dBm            -84 dBm    -87 dBm            -82 dBm
---------------------------------------------------------------------------------------------------------
                        4E1        -82 dBm            -81 dBm    -84 dBm            -80 dBm
---------------------------------------------------------------------------------------------------------
                        8E1        -79 dBm            -78 dBm    -81 dBm            -76 dBm
---------------------------------------------------------------------------------------------------------
                  16E1 / E3        -76 dBm            -75 dBm    -78 dBm            -72 dBm
---------------------------------------------------------------------------------------------------------

 Residual Bit Error Rate

---------------------------------------------------------------------------------------------------------
 2E1, 4E1, 8E1    RBER (less than or equal to) 10(-10) when RSL is between 15 & 40 dB above BER 10(-3)
 threshold with FEC enabled
---------------------------------------------------------------------------------------------------------
 16E1, E3         RBER (less than or equal to) 10(-11) when RSL is between 15 & 40 dB above BER 10(-3)
 threshold with FEC enabled
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
              Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.


INNOVA XP4 RADIO SPECIFICATIONS - E1 Format           Revision Date: May 22nd 97
--------------------------------------------------------------------------------

CO & ADJACENT CHANNEL PERFORMANCE

-------------------------------------------------------------------------------------------------
Performance Degradation Criteria                1 dB degradation in BER 10(-6) degree threshold
-------------------------------------------------------------------------------------------------
Co-Channel C/I (all capacities)                 23 dB
-------------------------------------------------------------------------------------------------
Adjacent Channel C/I (all capacities)           -3 dB
-------------------------------------------------------------------------------------------------

RSL MONITORING

-------------------------------------------------------------------------------------------------
Calibrated RSL Range                            -40 to -80 dBm
-------------------------------------------------------------------------------------------------
RSL Accuracy Over Calibrated Range              +/-2 dB typical, +/-3 dB max
-------------------------------------------------------------------------------------------------
Voltage at ODU BNC Monitoring Point             +0.1 Vdc per +1 dB (reference: -80 dBm = 1.0 Vdc)
-------------------------------------------------------------------------------------------------

DATA INTERFACES

-------------------------------------------------------------------------------------------------
TRAFFIC                                 ELECTRICAL              PHYSICAL                LINE CODE
-------------------------------------------------------------------------------------------------
2x/4x Balanced (120 ohms)               ITU-R G.703               RJ-45                   HDB3
-------------------------------------------------------------------------------------------------
2x/4x Unbalanced (75 ohms)              ITU-R G.703                BNC                    HDB3
-------------------------------------------------------------------------------------------------
4x/8x Unbal/Balanced                    ITU-R G.703               DB25                    HDB3
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
AGC MONITOR                              ELECTRICAL             PHYSICAL
-------------------------------------------------------------------------------------------------
                                         0 to 10 Vdc           BNC on ODU
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
AUX DATA CHANNEL OPTION                  ELECTRICAL             PHYSICAL                  RATE
-------------------------------------------------------------------------------------------------
Balanced Data Port #1                    EIA RS422             DB9 Female               72 kbit/s
-------------------------------------------------------------------------------------------------
Unbalanced Data Port #2                  EIA RS232             DB9 Female               72 kbit/s
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
RELAY ALARM OUTPUTS                     ELECTRICAL              PHYSICAL
-------------------------------------------------------------------------------------------------
5 Relays                          Floating Form 'C' Relay         DB15
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
EXTERNAL INPUT                          ELECTRICAL              PHYSICAL
-------------------------------------------------------------------------------------------------
1 input                              TTL 0V detector              DB15
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
XPVIEW INTERFACE                        ELECTRICAL              PHYSICAL                  RATE
-------------------------------------------------------------------------------------------------
XPVIEW Port                             EIA RS232              DB9 Female              9600 bit/s
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
SNMP NETWORK                            ELECTRICAL              PHYSICAL
MANAGEMENT OPTION
-------------------------------------------------------------------------------------------------
VT100 Config. Port                      EIA RS232                RJ-45
-------------------------------------------------------------------------------------------------
Management SLIP Port 1                EIA RS232/422              RJ-45
-------------------------------------------------------------------------------------------------
Management SLIP Port 2                EIA RS232/422              RJ-45
-------------------------------------------------------------------------------------------------
Coaxial Ethernet Port                    Ethernet                 BNC
-------------------------------------------------------------------------------------------------
Thinwire Ethernet Port                   Ethernet                RJ-45
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

 Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.

INNOVA XP4 RADIO SPECIFICATIONS - E1 FORMAT     Revision Date: May 22nd 97
--------------------------------------------------------------------------------------------------------------------------------
IDU to ODU CABLE
--------------------------------------------------------------------------------------------------------------------------------
Number of Cables                One
--------------------------------------------------------------------------------------------------------------------------------
Cable Type              Primary Power                 Distance
--------------------------------------------------------------------------------------------------------------------------------
RG-223/U Cable          21.6 to 72 Vdc            </= 50 m (150 ft)
--------------------------------------------------------------------------------------------------------------------------------
RG-223/U Cable           43 to 72 Vdc             </= 100 m (300 ft)
--------------------------------------------------------------------------------------------------------------------------------
Belden 9913 Cable       21.6 to 72 Vdc            </= 150 m (500 ft)
--------------------------------------------------------------------------------------------------------------------------------
Belden 9913 Cable        43 to 72 Vdc             </= 300 m (1000 ft)
--------------------------------------------------------------------------------------------------------------------------------

PRIMARY POWER
--------------------------------------------------------------------------------------------------------------------------------
Protection Circuit             3.15 A Slow-Blow
                                      Fuse
--------------------------------------------------------------------------------------------------------------------------------
Voltage                         24V, 48V or 60V         Battery Supplies
--------------------------------------------------------------------------------------------------------------------------------
Polarity                     Positive Ground Only
--------------------------------------------------------------------------------------------------------------------------------
Voltage Tolerance                +20% to -10%
--------------------------------------------------------------------------------------------------------------------------------
ODU Dissipation                      34 W
--------------------------------------------------------------------------------------------------------------------------------
IDU (2x/4x, 4x/8x, 16x)              11 W               without option boards
--------------------------------------------------------------------------------------------------------------------------------
IDU (16xE1 Mux)                      11 W               without option boards
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protection Switch                 4 W
--------------------------------------------------------------------------------------------------------------------------------
SNMP NMI Option Board                 3 W
--------------------------------------------------------------------------------------------------------------------------------

WEIGHT
--------------------------------------------------------------------------------------------------------------------------------
ODU                              2.8 kg (6 lb)
--------------------------------------------------------------------------------------------------------------------------------
IDU (2x/4x. 4x/8x, 16x)          1.8 kg (4 lb)
--------------------------------------------------------------------------------------------------------------------------------
IDU (16xE1 Mux)                  1.8 kg (4 lb)
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protection Switch            1.4 kg (3 lb)
--------------------------------------------------------------------------------------------------------------------------------

DIMENSIONS
--------------------------------------------------------------------------------------------------------------------------------
ODU                         Radius: 225 mm (8.87")      Depth: 122 mm (4.8")
--------------------------------------------------------------------------------------------------------------------------------
IDU (2x/4x. 4x/8x, 16x)      Width: 480 mm (19")        Depth: 250 mm (9.8")    Height: 45 mm (1.75")
--------------------------------------------------------------------------------------------------------------------------------
IDU (16xE1 Mux)              Width: 480 mm (19")        Depth: 250 mm (9.8")    Height: 45 mm (1.75")
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protection Switch        Width: 480 mm (19")        Depth: 250 mm (9.8")    Height: 45 mm (1.75")
--------------------------------------------------------------------------------------------------------------------------------

IDU CONFIGURATION RACK UNITS REQD.
--------------------------------------------------------------------------------------------------------------------------------
Non Protected (2x/4x. 4x/8x)                                                            1 RU
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protected (2x/4x. 4x/8x)                                                            3 RU
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protected (16xE1)                                                                   3 RU
--------------------------------------------------------------------------------------------------------------------------------
               Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.
                                                            Page 4 of 6

INNOVA XP4 RADIO SPECIFICATIONS - E1 FORMAT     Revision Date: May 22nd 97
--------------------------------------------------------------------------------------------------------------------------------

OPERATING ENVIRONMENT
--------------------------------------------------------------------------------------------------------------------------------
ODU                             -30 to + 55 degree C
--------------------------------------------------------------------------------------------------------------------------------
IDU                             -10 to + 50 degree C
--------------------------------------------------------------------------------------------------------------------------------

RELIABILITY
----------------------------------------------------------
Terminal MTBF                          10 years
----------------------------------------------------------

MONITOR & CONTROL FEATURES
--------------------------------------------------------------------------------------------------------------------------------
From IDU Speedkeys (Local or Remote XP4)
--------------------------------------------------------------------------------------------------------------------------------
                RSL Monitor
--------------------------------------------------------------------------------------------------------------------------------
                BER Monitor
--------------------------------------------------------------------------------------------------------------------------------
                Capacity Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Transmit Frequency Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Transmit Power Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Link ID Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Tributary Configuration Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Comprehensive Alarm Monitoring via Relay Outputs & LEDs
--------------------------------------------------------------------------------------------------------------------------------

From XPVIEW Software (Local or Remote XP4)
--------------------------------------------------------------------------------------------------------------------------------
                RSL Monitor
--------------------------------------------------------------------------------------------------------------------------------
                BER Monitor
--------------------------------------------------------------------------------------------------------------------------------
                Capacity Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Transmit Frequency Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Transmit Power Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Link ID Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Tributary Configuration Monitor & Set
--------------------------------------------------------------------------------------------------------------------------------
                Tributary Use Inhibition
--------------------------------------------------------------------------------------------------------------------------------
                Set BER Alarm Thresholds
--------------------------------------------------------------------------------------------------------------------------------
                Set RSL Low Level Alarm
--------------------------------------------------------------------------------------------------------------------------------
                Comprehensive Alarm Monitoring via Relay Outputs & LEDs
--------------------------------------------------------------------------------------------------------------------------------
                Loopback Setting: RF, ODU Analogue, ODU Digital, IDU & Tributaries
--------------------------------------------------------------------------------------------------------------------------------
                Alarm Relay Mapping Changes
--------------------------------------------------------------------------------------------------------------------------------
                Password Administration
--------------------------------------------------------------------------------------------------------------------------------
                Code Downloads (both IDU & ODU)
--------------------------------------------------------------------------------------------------------------------------------
                Frequency Plan Addition, Deletion & Editing
--------------------------------------------------------------------------------------------------------------------------------
                Terminal Configuration Saving to Disk & Loading From Disk
--------------------------------------------------------------------------------------------------------------------------------
               Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.
                                                            Page 5 of 6

INNOVA XP4 RADIO SPECIFICATIONS - E1 FORMAT                                                           Revision Date: May 22nd 97
--------------------------------------------------------------------------------------------------------------------------------

XP4 Terminal Alarm Monitored
--------------------------------------------------------------------------------------------------------------------------------
                Transmitter Power Fail
--------------------------------------------------------------------------------------------------------------------------------
                Transmitter Frequency Unlocked
--------------------------------------------------------------------------------------------------------------------------------
                Receive Level Low
--------------------------------------------------------------------------------------------------------------------------------
                Receive Frequency Unlocked
--------------------------------------------------------------------------------------------------------------------------------
                Link ID Code Mismatch
--------------------------------------------------------------------------------------------------------------------------------
                Tributary [1-8] Fault
--------------------------------------------------------------------------------------------------------------------------------
                BER Early Warning
--------------------------------------------------------------------------------------------------------------------------------
                BER Alarm
--------------------------------------------------------------------------------------------------------------------------------
                Cable Fault
--------------------------------------------------------------------------------------------------------------------------------
                Local Auxiliary Input Alarm
--------------------------------------------------------------------------------------------------------------------------------
                Remote Auxiliary Input Alarm
--------------------------------------------------------------------------------------------------------------------------------
                Loopback Active Alarm
--------------------------------------------------------------------------------------------------------------------------------




















--------------------------------------------------------------------------------------------------------------------------------
               Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.
                                                            Page 6 of 6

Innova XP4 Radio Specifications - T1 Format          Revision Date: May 22nd 97
--------------------------------------------------------------------------------

                          Innova XP4 Series of Digital
                                Microwave Radios
                                    T1 Format



            Dramatically Changing the Economics of Wireless Networks

Innova Corporation, 3325 South 116th Street, Seattle, WA, 98168, USA.
                      Tel +206 439 9121 Fax +206 439 2701

--------------------------------------------------------------------------------
Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.

Innova XP4 Radio Specifications - T1 Format          Revision Date: May 22nd 97
-------------------------------------------------------------------------------

  General                   15GHz               18GHz                  23GHz                 24GHz                   38GHz
-----------------------------------------------------------------------------------------------------------------------------------
Frequency Range      14.4 - 15.35 GHz        17.7 - 19.7 GHz      21.2 - 23.6 GHz       24.25 - 25.25 GHz     37.0 - 39.5 GHz
Tuning Range                 *           300 MHz for 1010 T-R *        300 MHz               300 MHz              300 MHz
Link ID Codes               255                   255                   255                    255                  255
T-R Spacing (MHz)           475                340, 1560               1200                    800                  700

*Tunning Range is dependent on T-R spacing & Channel Plan required. Contact your local Innova Representative for further details.


  Transmitter                     15GHz                 18GHz              23GHz                24GHz                38GHz
-----------------------------------------------------------------------------------------------------------------------------------
Power Output (Std)             +19 dBm              +18 dBm                +17 dBm               +17 dBm               +16 dBm
Power Control Range         30 dB in 0.5          30 dB in 0.5          30 dB in 0.5          30 dB in 0.5          30 dB in 0.5
                              dB steps              dB steps              dB steps              dB steps              dB steps
Transmitter Mute Level   Less than -30 dBm      Less than -30 dBm     Less than -30 dBm     Less than -30 dBm     Less than -30 dBm
Frequency Accuracy            (+/-)10 ppm         (+/-)10 ppm            (+/-)10 ppm           (+/-)10 ppm           (+/-)10 ppm
Channel Selection        Digital Synthesizer    Digital Synthesizer   Digital Synthesizer  Digital Synthesizer   Digital Synthesizer
Frequency Synthesis        Phase Lock Loop       Phase Lock Loop        Phase Lock Loop       Phase Lock Loop       Phase Lock Loop
Synthesizer Resolution         0.25 MHz             0.25 MHz               0.25 MHz              0.25 MHz              0.25 MHz
Modulation                       4FSK                 4FSK                   4FSK                  4FSK                   4FSK
Emission Bandwidth

                  4T1          5 MHz                  5 MHz                  5 MHz                 5 MHz                  5 MHz
                  8T1         10 MHz                 10 MHz                 10 MHz                10 MHz                 10 MHz
                   T3         25 MHz                 25 MHz                 25 MHz                25 MHz                 25 MHz


  Receiver                     15GHz                 18GHz              23GHz                24GHz                38GHz
-----------------------------------------------------------------------------------------------------------------------------------
BER 10(-6) Threshold
                  4T1          -81 dBm             -80 dBm             -77 dBm             -77 dBm               -75 dBm
                  8T1          -78 dBm             -77 dBm             -74 dBm             -74 dBm               -72 dBm
                  DS3          -75 dBm             -74 dBm             -71 dBm             -71 dBm               -69 dBm

BER 10(-3) Threshold
                  4TI          -84 dBm             -83 dBm             -82 dBm             -82 dBm               -80 dBm
                  8TI          -81 dBm             -80 dBm             -79 dBm             -79 dBm               -76 dBm
                  DS3          -78 dBm             -77 dBm             -76 dBm             -76 dBm               -72 dBm

Residual Bit Error Rate
-----------------------------------------------------------------------------------------------------------------------------------
4TI, 8TI        RBER </= 10(-10) when RSL is between 15 & 40 dB above BER 10(-3) threshold with FEC enabled
DS3             RBER </= 10(-11) when RSL is between 15 & 40 dB above BER 10(-3) threshold with FEC enabled

Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.

 INNOVA XP4 RADIO SPECIFICATIONS - T1 FORMAT                           Revision Date: May 22nd 97
-------------------------------------------------------------------------------------------------
 CO & ADJACENT CHANNEL PERFORMANCE

-------------------------------------------------------------------------------------------------
 Performance Degradation Criteria               1 dB degradation in BER 10(-6) threshold
-------------------------------------------------------------------------------------------------
 Co-Channel C/I (all capacities)                23 dB
-------------------------------------------------------------------------------------------------
 Adjacent Channel C/I (all capacities)          -3 dB
-------------------------------------------------------------------------------------------------

 RSL MONITORING

-------------------------------------------------------------------------------------------------
 Calibrated RSL Range                           -40 to -80 dBm
-------------------------------------------------------------------------------------------------
 RSL Accuracy Over Calibrated Range             +/- 2 dB typical, +/- 3 dB max
-------------------------------------------------------------------------------------------------
 Voltage at ODU BNC Monitoring Point            +0.1 Vdc per +1 dB (reference: -80 dBm = 1.0 Vdc)
-------------------------------------------------------------------------------------------------

 DATA INTERFACES

-------------------------------------------------------------------------------------------------
 TRAFFIC                            ELECTRICAL              PHYSICAL         LINE CODE
-------------------------------------------------------------------------------------------------
 2x/4x Balanced (120 Ohms)          ITU-R G.703              RJ-45            AMI/B8ZS
-------------------------------------------------------------------------------------------------
 4x/8x Balanced                     ITU-R G.703              DB25             AMI/B8ZS
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 AGC MONITOR                        ELECTRICAL              PHYSICAL
-------------------------------------------------------------------------------------------------
                                    0 to 10Vdc             BNC on ODU
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 AUXILIARY DATA CHANNEL             ELECTRICAL              PHYSICAL           RATE
 OPTION
-------------------------------------------------------------------------------------------------
 Balanced Data Port #1               EIA RS422             DB9 Female        72 kbit/s
-------------------------------------------------------------------------------------------------
 Unbalanced Data Port #2             EIA RS232             DB9 Female        72 kbit/s
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 RELAY ALARM OUTPUTS                ELECTRICAL              PHYSICAL
-------------------------------------------------------------------------------------------------
 5 Relays                     Floating Form `C' Relay         DB15
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 EXTERNAL INPUT                     ELECTRICAL              PHYSICAL
-------------------------------------------------------------------------------------------------
 1 input                         TTL 0V detector              DB15
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 XPVIEW INTERFACE                   ELECTRICAL              PHYSICAL            RATE
-------------------------------------------------------------------------------------------------
 XPVIEW Port                        EIA RS 232             DB9 Female        9600 bit/s
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 SNMP NETWORK                       ELECTRICAL              PHYSICAL
 MANAGEMENT OPTION
-------------------------------------------------------------------------------------------------
 VT100 Config. Port                 EIA RS232                RJ-45
-------------------------------------------------------------------------------------------------
 Management SLIP Port 1           EIA RS232/422              RJ-45
-------------------------------------------------------------------------------------------------
 Management SLIP Port 2           EIA RS232/422              RJ-45
-------------------------------------------------------------------------------------------------
 Coaxial Ethernet Port               Ethernet                 BNC
-------------------------------------------------------------------------------------------------
 Thinwire Ethernet Port              Ethernet                RJ-45
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
              Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.


INNOVA XP4 RADIO SPECIFICATIONS - T1 FORMAT     Revision Date: May 22nd 97
--------------------------------------------------------------------------------------------------------------------------------
IDU to ODU CABLE
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Number of Cables             One
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CABLE TYPE              PRIMARY POWER               DISTANCE
--------------------------------------------------------------------------------------------------------------------------------
RG-223/U Cable          21.6 to 72 Vdc          </= 50 m (150 ft)
--------------------------------------------------------------------------------------------------------------------------------
RG-223/U Cable           43 to 72 Vdc           </= 100 m (300 ft)
--------------------------------------------------------------------------------------------------------------------------------
Belden 9913 Cable       21.6 to 72 Vdc          </= 150 m (500 ft)
--------------------------------------------------------------------------------------------------------------------------------
Belden 9913 Cable        43 to 72 Vdc           </= 300 m (1000 ft)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PRIMARY POWER
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Protection Circuit             3.15 A Slow-Blow
                                      Fuse
--------------------------------------------------------------------------------------------------------------------------------
Voltage                         24V, 48V or 60V         Battery Supplies
--------------------------------------------------------------------------------------------------------------------------------
Polarity                     Positive Ground Only
--------------------------------------------------------------------------------------------------------------------------------
Voltage Tolerance                +20% to -10%
--------------------------------------------------------------------------------------------------------------------------------
ODU Dissipation                      34 W
--------------------------------------------------------------------------------------------------------------------------------
IDU (2x/4x, 4x/8x, 16x)              11 W               without option boards
--------------------------------------------------------------------------------------------------------------------------------
IDU (16xE1 Mux)                      11 W               without option boards
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protection Switch                 4 W
--------------------------------------------------------------------------------------------------------------------------------
SNMP NMI Option Board                 3 W
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
WEIGHT
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
ODU                              2.8 kg (6 lb)
--------------------------------------------------------------------------------------------------------------------------------
IDU (2x/4x. 4x/8x, 16x)          1.8 kg (4 lb)
--------------------------------------------------------------------------------------------------------------------------------
IDU (16xE1 Mux)                  1.8 kg (4 lb)
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protection Switch            1.4 kg (3 lb)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
DIMENSIONS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
ODU                         Radius: 225 mm (8.87")     Depth: 122 mm (4.8")
--------------------------------------------------------------------------------------------------------------------------------
IDU (2x/4x, 4x/8x, 16x)      Width: 480 mm (19")       Depth: 250 mm (9.8")     Height: 45 mm (1.75")
--------------------------------------------------------------------------------------------------------------------------------
IDU (16x/E1 Mux)             Width: 480 mm (19")       Depth: 250 mm (9.8")     Height: 45 mm (1.75")
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protection Switch        Width: 480 mm (19")       Depth: 250 mm (9.8")     Height: 45 mm (1.75")
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
IDU CONFIGURATION RACK UNITS REQD.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Non Protected (2x/4x, 4x/8x)                                                           1 RU
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protected (2x/4x, 4x/8x)                                                           3 RU
--------------------------------------------------------------------------------------------------------------------------------
1+1 Protected (16xE1)                                                                  3 RU
--------------------------------------------------------------------------------------------------------------------------------

Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.

INNOVA XP4 RADIO SPECIFICATIONS - T1 Format           Revision Date: May 22nd 97
--------------------------------------------------------------------------------

OPERATING ENVIRONMENT

------------------------------------------------------------------------------------------
ODU                     -30 to +55 degrees C
------------------------------------------------------------------------------------------
IDU Units               -10 to +50 degrees C
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

RELIABILITY

-----------------------------------------------
Terminal MTBF                  10 years
-----------------------------------------------

MONITOR & CONTROL FEATURES

------------------------------------------------------------------------------------------
From IDU Speedkeys (Local or Remote XP4)
------------------------------------------------------------------------------------------
                        RSL Monitor
------------------------------------------------------------------------------------------
                        BER Monitor
------------------------------------------------------------------------------------------
                        Capacity Monitor & Set
------------------------------------------------------------------------------------------
                        Transmit Frequency Monitor & Set
------------------------------------------------------------------------------------------
                        Transmit Power Monitor & Set
------------------------------------------------------------------------------------------
                        Link ID Monitor & Set
------------------------------------------------------------------------------------------
                        Tributary Configuration Monitor & Set
------------------------------------------------------------------------------------------
                        Comprehensive Alarm Monitoring via Relay Outputs & LEDs
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
From XPVIEW Software (Local or Remote XP4)
------------------------------------------------------------------------------------------
                        RSL Monitor
------------------------------------------------------------------------------------------
                        BER Monitor
------------------------------------------------------------------------------------------
                        Capacity Monitor & Set
------------------------------------------------------------------------------------------
                        Transmit Frequency Monitor & Set
------------------------------------------------------------------------------------------
                        Transmit Power Monitor & Set
------------------------------------------------------------------------------------------
                        Link ID Monitor & Set
------------------------------------------------------------------------------------------
                        Tributary Configuration Monitor & Set
------------------------------------------------------------------------------------------
                        Tributary Use Inhibition
------------------------------------------------------------------------------------------
                        Set BER Alarm Thresholds
------------------------------------------------------------------------------------------
                        Set RSL Low Level Alarm
------------------------------------------------------------------------------------------
                        Comprehensive Alarm Monitoring via Relay Outputs & LEDs
------------------------------------------------------------------------------------------
                        Loopback Setting: RF, ODU Analogue, ODU Digital, IDU & Tributaries
------------------------------------------------------------------------------------------
                        Alarm Relay Mapping Changes
------------------------------------------------------------------------------------------
                        Password Administration
------------------------------------------------------------------------------------------
                        Code Downloads (both IDU & ODU)
------------------------------------------------------------------------------------------
                        Frequency Plan Addition, Deletion & Editing
------------------------------------------------------------------------------------------
                        Terminal Configuration Savings to Disk & Loading From Disk
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

 Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.

INNOVA XP4 RADIO SPECIFICATIONS - T1 Format           Revision Date: May 22nd 97
--------------------------------------------------------------------------------

XP4 TERMINAL ALARMS MONITORED

------------------------------------------------------------------------------------------
                        Transmitter Power Fail
------------------------------------------------------------------------------------------
                        Transmitter Frequency Unlocked
------------------------------------------------------------------------------------------
                        Receive Level Low
------------------------------------------------------------------------------------------
                        Receiver Frequency Unlocked
------------------------------------------------------------------------------------------
                        Link ID Code Mismatch
------------------------------------------------------------------------------------------
                        Tributary [1-8] Fault
------------------------------------------------------------------------------------------
                        BER Early Warning
------------------------------------------------------------------------------------------
                        BER Alarm
------------------------------------------------------------------------------------------
                        Cable Fault
------------------------------------------------------------------------------------------
                        Local Auxiliary Input Alarm
------------------------------------------------------------------------------------------
                        Remote Auxiliary Input Alarm
------------------------------------------------------------------------------------------
                        Loopback Active Alarm
------------------------------------------------------------------------------------------


 Innova continuously invests in improving its products and reserves the right to alter the features and specifications without notice at any time.

                         APPENDIX "C" - CONFIDENTIALITY

The Non Disclosure Agreement is attached

                            NON-DISCLOSURE AGREEMENT

1. Innova Corporation, located at 3325 South 116th Street, Seattle, Washington, 98168 ("INNOVA") and NERA ASA, located at Kokstadveien 23, N-5061 Kokstad, Norway ("NERA") are considering entering into a business relationship with one another. In this connection, it may be necessary for the parties to provide each other technical data or other business information and/or proprietary and confidential information, materials and/or products, including, unless otherwise expressly agreed to the contrary, any knowledge that may be imparted though examination and analysis thereof or working thereof, hereinafter severally and collectively referred to as "Proprietary Information". All Proprietary Information disclosed by one party to the other shall be identified as such by the disclosing party by an appropriate legend, stamp, or other written indication such as "Proprietary", "CONFIDENTIAL", or other similar words. Any Proprietary Information not in tangible form when disclosed will be subject to the restrictions on disclosure and use provided herein only if and to the extent it is reduced to writing by the disclosing party, appropriately marked, and transmitted to the receiving party within 30 days of the initial disclosure date.

2. The parties understand and acknowledge that each party's Proprietary Information has been developed through the expenditure of substantial time and money, that the disclosing party desires to retain its Proprietary Information in trust and confidence and to withhold access thereto from third parties, and that the commitments set forth herein are a conditioned precedent to the parties' agreement to disclose their respective Proprietary Information to each other.

3. Each party therefore agrees: (a) to use all reasonable efforts to keep the disclosing party's Proprietary Information will not, except as specifically authorized in writing by the disclosing party (i) be disclosed or revealed directly or indirectly to any third party other than an employee of the receiving party who reasonably requires access thereto and who has undertaken an obligation of confidentiality with respect to such Proprietary Information, or
(ii) be utilized by the receiving party for any purpose other than to evaluate the feasibility of entering into a business relationship with the disclosing party.

4. Upon request by the disclosing party, the receiving party will promptly return to the disclosing party all drawings, specifications, data, and other information in tangible form that contain or embody the disclosing party's Proprietary Information, together with all copies thereof.

5. The receiving party shall not be under any obligation with respect to the disclosing party's Proprietary Information (a) after three years following receipt thereof, or (b) if and to the extent that the receiving party can prove that such Proprietary Information;

     i. was already known to it without restriction at the time of receipt from disclosing party, as shown by documents in the receiving party's possession;

     ii. was disclosed to it on a non-confidential basis by a third party having the right to disclose same;

     iii. either had been published or otherwise made available to the public at the time of receipt by it from the disclosing party or subsequently became published or available to the public other than by breach of this Agreement, but in such event only as of said subsequent date; or

     iv. was developed by the receiving party independently of any disclosure to it by the disclosing party, as shown by the documents in the receiving party's possession.

6. This Agreement expresses the entire agreement of the parties and cannot be assigned, altered, changed, or otherwise modified unless mutually agreed to by the parties hereto in writing. Nothing in this Agreement shall be construed to obligate the parties to enter into any business arrangement, to disclose any Proprietary Information, or to constitute the grant of a license to either party under any patent, patent application, trademark, or copyright, or with respect to any Proprietary Information of the disclosing party.

7. If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining part of such provision or the remaining provisions of this Agreement. No failure or delay by a party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other of further exercise thereof or the exercise of any other right, power of privilege hereunder.

8.   So agreed by the undersigned, effective date:  May 30, 1997.


NERA ASA                               Innova Corporation

By: /s/ [ILLEGIBLE]                       By: /s/ [ILLEGIBLE]
   ---------------------------            ----------------------------
Title:  EVP                               Title: President & CEO
      ------------------------                  ----------------------

                        APPENDIX "D" - CUSTOM COMPONENTS

The list and prices for Custom Components is attached

XP4 Custom Component Prices

Common PCAs
--------------------------------------
PSU PCA                         $*****
Quadplexer PCA                  $*****
Microprocessor PCA              $*****
Signal Distribution PCA         $*****
Signal Processor PCA            $*****
Transmitter PCA                 $*****
Receiver PCA                    $*****

13 GHz ODU
--------------------------------------
Mechanical Kit                  $*****
Waveguide filters (2)           $*****
Tx Module                       $*****
Tx Hybrid                       $*****
Rx Module                       $*****
Rx Hybrid                       $*****

15 GHz ODU
--------------------------------------
Mechanical Kit                  $*****
Waveguide filters (2)           $*****
Tx Module                       $*****
Tx Hybrid                       $*****
Rx Module                       $*****
Rx Hybrid                       $*****

18 GHz ODU
--------------------------------------
Mechanical Kit                  $*****
Waveguide filters (2)           $*****
Tx Module                       $*****
Tx Hybrid                       $*****
Rx Module                       $*****
Rx Hybrid                       $*****

23 GHz ODU
--------------------------------------
Mechanical Kit                  $*****
Diplexer                        $*****
Tx Module                       $*****
Tx Hybrid                       $*****
Rx Module                       $*****
Rx Hybrid                       $*****

26 GHz ODU
--------------------------------------
Mechanical Kit                  $*****
Diplexer                        $*****
Tx Module                       $*****
Tx Hybrid                       $*****
Rx Module                       $*****
Rx Hybrid                       $*****

38 GHz ODU
--------------------------------------
Mechanical Kit                  $*****
Diplexer                        $*****
Tx Module                       $*****
Tx Hybrid                       $*****
Rx Module                       $*****
Rx Hybrid                       $*****

                         APPENDIX "E" - SOFTWARE LICENSE

Innova grants to NERA a license to use, copy and resell the Innova XPView Software for use solely in conjunction with the Products covered by this Agreement, provided NERA protects Innova's proprietary rights to the XPView Software by requiring its purchasers or userS to accept a software license as attached or equivalent to the attached "Software License Agreement". NERA acknowledges that all rights to the XPView Software remain the exclusive property of Innova.

                               INNOVA CORPORATION
                           SOFTWARE LICENSE AGREEMENT

THIS IS A LEGAL AGREEMENT BETWEEN YOU ("Licensee") AND INNOVA CORPORATION ("Innova")). CAREFULLY READ ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT PRIOR TO OPENING THIS PACKAGE. By opening the sealed package to use the enclosed Innova product (the "Software") and accompanying documentation (the "Documentation"), Licensee agrees to be bound by the terms of this License Agreement ("Agreement"). If Licensee does not agree to the terms of this Agreement, Licensee must promptly destroy or return to Innova all copies of the Software and Documentation, for a full refund from Innova.

1. LICENSE GRANT. Innova hereby grants to Licenses a nonexclusive license to use the Software and Documentation on the following terms:

Licensee may: (i) use the Software on any single computer: (ii) use the Software on another computer so long as not used simultaneously with the first computer; and (iii) make one copy of the Software for backup and archival purposes, provided any copy must contain all of the original Software's proprietary notices. This license does not grant Licensee any right to any Software enhancements or updates, or any access to or rights in or to file source for the Software.

Licensee may not: (i) permit other individuals to use the Software [unless the other party agrees to the terms and conditions of this Agreement and returns to Innova a registration card, obtainable from Innoval, (ii) modify, translate, remanufacture, reverse engineer decompile, disassemble, otherwise attempt to derive source code from the Software (except to the extent that this restriction is expressly prohibited by law), or create derivative works based upon the Software or Documentation; (iii) copy the Software or Documentation (except as provided above); (iv) rent, lease, sell, transfer, sublicense or otherwise commercially exploit or transfer rights to the Software or Documentation, or (v) remove, obscure or alter any proprietary notices or labels on the Software or Documentation.

2. TITLE. Title, ownership rights, and intellectual property rights in and to the Software and Documentation shall remain in Innova and/or its suppliers.
The Software is protected by the copyright laws of the United States and international copyright treaties.

3.   LIMITED WARRANTY. Innova warrants to Licensee that for a period of thirty
(30) days from the date of acquisition, the Software, if installed and operated as directed on hardware for which it is designed, will substantially achieve the functionality described in the Documentation. Innova does not warrant, however, that Licensee's use of the Software will be uninterrupted or that the operation of the Software will be error-free or secure. Innova also warrants that the media containing the Software, if provided by Innova, is free from defects in material and workmanship and will so remain for thirty (30) days from the date Licensee acquires the Software. The agents and employees of Innova are not authorized to make any warranties on behalf of Innova, and any representations by them, oral or written, do not constitute warranties by Innova and should not be relied upon. No action for any breach of the above limited warranty may be brought more than one (1) year following the expiration date of the warranty.

Innova's sole liability for any breach of this warranty shall be, in Innova's sole discretion: (i) to replace Licensee's defective media; or (ii) to advise Licensee how to achieve substantially the same functionality with the Software as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are, in Innova's sole judgment, impracticable, to refund the license fee Licensee paid for the Software. Only if Licensee informs Innova of the problem with the Software during the applicable warranty period and provides evidence of the date Licensee acquired the Software will Innova be obligated to honor this warranty.

NO OTHER WARRANTIES: TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, INNOVA AND ITS SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF TITLE, NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO THE SOFTWARE AND DOCUMENTATION.

If any modifications are made to the Software by Licensee during the warranty period, if the Software media is subjected to accident, abuse, or improper use; or if Licensee violates the terms of this license, then this warranty shall immediately terminate. This warranty shall not apply if the Software is not used in accordance with the Documentation, or is used on or together with hardware or software other than the unmodified version of hardware and software with which the Software was designed to be used as described in the Documentation. THIS LIMITED WARRANTY GIVES LICENSEE SPECIFIC LEGAL RIGHTS. LICENSEE MAY HAVE OTHERS, WHICH VARY FROM STATE/JURISDICTION TO STATE/JURISDICTION.

4.   LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL
THEORY, WHETHER IN NEGLIGENCE, TORT. CONTRACT OR OTHERWISE, SHALL INNOVA OR ITS SUPPLIERS, AGENTS OR RESELLERS BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF USE, INCOME, GOODWILL OR DATA; WORK STOPPAGE; COMPUTER FAILURE OR MALFUNCTION; OR ANY AND

ALL OTHER COMMERCIAL DAMAGES OR LOSSES; OR THAT RESULT FROM ERRORS, DEFECTS, OR ANY FAILURE OF PERFORMANCE, EVEN IF INNOVA SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. FURTHER, IN NO EVENT SHALL INNOVA'S LIABILITY UNDER ANY PROVISION OF THIS AGREEMENT EXCEED THE LICENSE FEE PAID TO INNOVA FOR THE SOFTWARE AND DOCUMENTATION. BECAUSE SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, IN SUCH STATES/JURISDICTIONS INNOVA'S LIABILITY IS LIMITED TO THE GREATEST EXTENT PERMITTED BY LAW.

5. TERMINATION. This license is effective until terminated. This license shall terminate automatically if Licensee fails to comply with the provisions of this Agreement. On termination, Licensee must within 5 days return to Innova or destroy all copies of the Software and Documentation and confirm in writing to Innova that it has done so.

6. U.S. GOVERNMENT RESTRICTED RIGHTS AND EXPORT RESTRICTIONS. The Software is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause of DFARS 252.227-7013 or subparagraphs (c)(i) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19. as applicable. Manufacturer is Innova Corporation, 3325 South 116th Street, Seattle, Washington 98168, U.S.A., (206) 439-9121. Licensee acknowledges that use and distribution of the Software and Documentation is subject to compliance with all laws, regulations, orders and other restrictions on export from the U.S., of the Software or Documentation or any technical information about or in them which are or may be imposed by the government of the U.S. now or in the future. Licensee agrees not to transfer the Software or Documentation or any technical information about or in them in violation of such laws, regulations, orders or other restrictions on export. Without limiting the generality of the foregoing, Licensee will not export or re-export into (or to a national or resident of) a country to which the U.S. has embargoed goods, or to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders, as such may be amended/updated from time to time. By using the Software, Licensee is agreeing to the foregoing and is representing and warranting that Licensee is not located in, or under the control of, a national or resident or resident of any such country or on any such list.

7. GOVERNING LAW: ATTORNEYS' FEES. This agreement shall be governed by the laws of the State of Washington, U.S.A. (without regard to its conflicts of laws principles) and Licensee further consents to jurisdiction by the state and federal courts sitting in the State of Washington, U.S.A. If either Innova or Licensee employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees.

8. ENTIRE AGREEMENT. This agreement constitutes the complete and exclusive agreement between Innova and Licensee with respect to the subject matter hereof, and supersedes all prior oral or written understandings, communications or agreements not specifically incorporated herein. Innova is not bound by any actions or statements of its agents or resellers, nor by any provision of any purchase order, receipt, confirmation or other correspondence different from or in addition to the terms and conditions of this Agreement, unless specifically agreed to in writing by Innova. This agreement may not be modified except in a writing duly signed by an authorized representative of Innova and Licensee. If any provision of this Agreement is held to be unenforceable for any reason, such provision shall be revised only to the extent necessary to make it enforceable, and such decision shall not affect the enforceability of (i) of such provision under other circumstances, or (ii) of the remaining provisions of this Agreement under all circumstances.

9. CONFIDENTIAL INFORMATION. Licensee acknowledges that the Software and all other information related to Innova's business, products or methods of operations which is not generally known to the public is strictly confidential and is a valuable asset of Innova, whether such information is copyrighted, privileged, proprietary, trade secret, intellectual property or otherwise (individually and collectively, "Confidential Information"), and agree that you will not use or disclose such Confidential Information, directly or indirectly, in whole or in part, other than as permitted by this Agreement. Confidential Information does not include any information which: (i) is or becomes a matter of general public knowledge through no breach of a duty of non-disclosure, (ii) is independently developed or obtained by the receiving party as evidenced by competent written proof, and/or (iii) is required to be disclosed by applicable law.

                          APPENDIX "F" - ESCROW ACCOUNT

The Escrow Account agreement is attached.

                                ESCROW AGREEMENT

THIS ESCROW AGREEMENT is entered into between INNOVA CORPORATION, a Washington Corporation ("Licensor"), DATA BASE, INC., a Washington corporation ("DATA BASE"), and NERA ASA, a Norwegian Corporation ("Licensee").

A. Licensor is the owner of those confidential materials identified in Exhibit A (collectively, "Confidential Materials"). Licensor and Licensee have entered into an OEM Purchase and Limited Licensing Agreement dated May 30th, 1997 (the "OEM Agreement").

B. The parties agree that if any of the events identified in Section 4.C.(1) of the OEM Agreement occurs (an "Escrow Default"), Licensee shall have the right to obtain the Confidential Materials from DATA BASE pursuant to this Agreement and use the Confidential Materials for the limited purposes identified in Section 4.C of the Escrow Agreement. The purpose of this Agreement is to assure Licensee of access to the Confidential Materials in the event of an Escrow Default.

        THEREFORE, in consideration of the mutual conditions and covenants set forth in this Agreement, Licensor, Licensee and DATA BASE agree as follows:

1. Deposit of Confidential Materials in Escrow. Licensor shall deposit with DATA BASE, and DATA BASE, as escrow agent, agrees to accept from Licensor, the Confidential Materials for storage and disposition in accordance with the provisions of this Agreement. For each deposit, DATA BASE will issue receipts to Licensee and Licensor.

2. Retention of Confidential Materials: Release to Licensor. DATA BASE agrees to hold in safekeeping the Confidential Materials deposited hereunder, and shall release or disclose any or all such Confidential Materials only in accordance with the terms of this Agreement.

3. Release of Confidential Materials. DATA BASE shall release the Confidential Materials only as follows:

        (a) In the event of (1) a demand by Licensee pursuant to Subsection 4(a) hereof which is not disputed by Licensor in the manner and within the time prescribed in Subsection 4(b) hereof, or (2) a determination by the panel of arbitrators in accordance with
                Section 5 hereof that Licensee is entitled to receive the Confidential Materials due to an Escrow Default, then DATA BASE shall release the Confidential Materials to Licensee, and Licensee shall only use the Confidential Materials pursuant to
                Section 4.C of the OEM Agreement. Upon release of the Confidential Materials, Licensee shall issue a receipt to DATA BASE.

        (b) DATA BASE shall release such Confidential Materials to such persons in such manner as shall be directed by order of any court of competent jurisdiction pursuant to Section 6 or otherwise.

        (c) DATA BASE shall release Confidential Materials upon the written consent of both Licensor and Licensee.

4.      Demand and Dispute
        ------------------

        (a) In the event Licensee believes in good faith that an Escrow Default has occurred, Licensee shall make written demand on DATA BASE for the Confidential Materials. Such demand must be accompanied by the following documents, each executed under oath by an authorized officer or representative of Licensee:

                (1) A certified copy of a notice from Licensee to Licensor containing a statement that an Escrow Default has occurred and that Licensee intends to seek release of such Confidential Materials by DATA BASE pursuant to the provisions of this Agreement.

                (2)     A certificate stating that:

                        (A) Licensee has given the notice described in Paragraph (1) above to Licensor in the manner prescribed in Section 10 hereof, and that ten
                                (10) days have elapsed from the giving of such notice without response from Licensor or its successor, if any;

                        (B) Licensee will pay all escrow fees accrued with respect to the Confidential Materials;

                        (C) Licensee shall indemnify and hold harmless DATA BASE from and against any and all losses, demands, and expenses (including attorneys' fees) that may be incurred by Licensee and/or DATA BASE by reason of DATA BASE's compliance in good faith with the terms of this Agreement, and

                        (D) Licensee will submit to the dispute resolution procedures described in Section 5 hereof and abide by any decision rendered by the arbitrators in connection therewith.

                (b) Upon receipt of a demand and all required supporting documents described in Subsection 4(a) hereof, DATA BASE shall promptly give notice to Licensor of DATA BASE's receipt of such demand and transmit with such notice a copy of such demand and the document described in Paragraph 4(a)(1) hereof. Licensor or its successor may dispute such demand, at any time within ten (10) days following DATA BASE's notice to Licensor hereunder, by giving written notice to DATA BASE that (1) Licensee is not entitled to release of the Confidential Materials requested, and (2) Licensor will submit to the dispute resolution procedures described in Section 5 hereof and abide by any decision rendered by the arbitrators in connection therewith.

        (c) If Licensor gives DATA BASE notice of dispute as provided in Subsection 4(b) hereof, DATA BASE shall promptly give notice to Licensee of DATA BASE's receipt of Licensor's notice of dispute and transmit with such notice a copy of any documents received from Licensor relating to such dispute.

5. Dispute Resolution. Promptly upon the giving of DATA BASE's notice pursuant to Subsection 4(c) hereof, representatives of Licensor and Licensee shall enter into good faith negotiations to resolve their dispute. If such representatives are unable to agree to meet or are unable to resolve the dispute in a mutually satisfactory manner within five (5) working days after DATA BASE's notice to Licensee pursuant to Subsection 4(c) hereof, either Licensor or Licensee may put the matter to binding arbitration. Such arbitration proceedings shall be conducted in Seattle, Washington, under the commercial rules then prevailing of the American Arbitration Association, by a panel of not less than three professional experts in the field of telecommunications technology. The sole issue for arbitration shall be whether Licensee is entitled to the Confidential Materials. If the arbitrators determine that Licensee is entitled to the Confidential Materials, the arbitrators shall order the release of the Confidential Materials for use by Licensee pursuant to
        Section 4.C of the OEM Agreement. The prevailing party in the arbitration proceedings shall be awarded reasonably attorneys' fees, expert and non-expert witness costs and expenses, and all other reasonable costs and expenses, unless the arbitrators for good cause determine otherwise. The decision of the arbitrators shall be final and binding on the Licensor and Licensee and may be entered and enforced in any court of competent jurisdiction.

6. Submission to Arbitration by DATA BASE. Notwithstanding any other provision of this Agreement, if (i) DATA BASE receives a written demand from Licensee for release of Confidential Materials and DATA BASE is uncertain whether such demand is effective or (ii) Licensor or any successor has failed to exercise its right to dispute a demand for release of Confidential Materials pursuant to Subsection 4(b) hereof or DATA BASE is uncertain whether any such exercise of rights was timely or otherwise effective, then DATA BASE may, in its sole discretion withhold release of the Confidential Materials and require the parties to submit to arbitration the issue of whether Licensee is entitled to release of the requested Confidential Materials under the terms of the License Agreement. Such arbitration shall be conducted in the manner and with the effect specified in Section 5 hereof.

7. Fees. Licensee shall pay to DATA BASE, in advance, fee at the standard rate prescribed from time to time by DATA BASE for performance of services hereunder. Notwithstanding anything in this Agreement to the contrary, DATA BASE may condition the release of any Confidential Materials upon the payment of any of its escrow fee accrued hereunder.

8. No Duty to Inquire into Truth, Authenticity or Authority: Right to Require Additional Documents. DATA BASE shall not be required to inquire into the truth of any statements or representations contained in any notices, certificates or other documents required or otherwise provided hereunder, and shall be entitled to assume that the signatures on such documents are genuine, that the persons signing on behalf of any party thereto are duly authorized to execute the same, and that the actions necessary to render any such documents binding on the party purportedly executing the same have been duly undertaken. Without in any way limiting the foregoing, DATA BASE may in its discretion require from Licensor or Licensee additional documents which is deemed to be necessary or desirable in the course of performing its obligations hereunder.

9. Indemnification by Licensor. Licensor agrees to indemnify and hold harmless DATA BASE from and against any and all losses, damages, and expenses (including attorneys' fees) that may be incurred by Licensor and/or DATA BASE by reason of DATA BASE's compliance in good faith with the terms of this Agreement.

10. Notices. Notices under this Agreement shall be in writing, and shall be personally delivered, sent by internationally recognized courier or sent by registered or certified mail, return receipt requested, in each case to the intended recipient at the address set forth adjacent to such party's signature hereto, or to such other address as such recipient shall have designated by notice to the sending party. Notices shall be deemed to have been given when personally delivered, as of the date and time of delivery as shown in the courier's records or as of the close of business on the third (3rd) business day (in the location of the recipient) after mailing.

11. Assignment. DATA BASE may assign its rights under this Agreement to any person or entity acquiring (by merger, purchase or otherwise) substantially all of DATA BASE's escrow business at the facility in which the Confidential Materials are stored hereunder, provided that such assignee affirmatively assumes DATA BASE's obligations hereunder. Upon DATA BASE giving Licensor and Licensee notice of such assignment, such assignment shall relieve DATA BASE of all further obligations under this Agreement.

12. Termination of DATA BASE's Business. In the event DATA BASE at any time shall discontinue its escrow business or is unable to hold the Confidential Materials in accordance with the terms of this Agreement due to forces beyond its reasonable control, it shall give Licensor and Licensee notice of termination. Licensor and Licensee shall, by joint notice given within one hundred eighty (180) days of the giving of DATA BASE's notice of termination, give DATA BASE instructions authorizing DATA BASE promptly to deposit the Confidential Materials with such other person as shall be stated in such joint notice. If Licensor and Licensee fail to give such joint notice within such 180 days period, DATA BASE may begin an interpleader action pursuant to Section 6 hereof and deposit the Confidential Materials with the clerk of the court, in which case DATA BASE shall have no further obligation with respect to the Confidential Materials.

13. Modification: Termination. This Agreement may not be modified except in writing signed by DATA BASE, Licensor and Licensee. This Agreement shall terminate upon DATA BASE's release or deposit of all Confidential Materials pursuant to the terms hereof. All exhibits attached to this Agreement are hereby incorporated herein.

14. Governing Law. This Agreement shall be governed by the laws of the State of Washington.

DATA BASE:                              DATA BASE, INC.,
---------                               a Washington corporation

Address:                                By:
-------                                    -----------------------------------
Data Base, Inc.                         Print Name:
307 South 140th Street                             ---------------------------
Seattle, WA 98168-3431                  Title:
Attn.: Administrative Manager                 --------------------------------
                                        Date:
                                             ---------------------------------


Licensor:
--------

Address:                                By: /s/ J.F. GRENON
-------                                     ----------------------------------
Innova Corporation                      Print Name:  J.F. GRENON
3325 South 116th St.                               ---------------------------
Seattle, WA 98168                       Title:  President & CEO
Attn.: John Hemingway                         --------------------------------
                                        Date: May 30, 1997
                                              --------------------------------


Licensee:
--------

Address:                                By: /s/ STEINAR NYGAARD
-------                                     ----------------------------------
Nera ASA                                Print Name: STEINAR NYGAARD
Kokstadvn. 23, PO Box 10                            --------------------------
N-5061 KOKSTAD                          Title: EVP
Bergen, Norway                                 -------------------------------
Attn.:                                  Date: May 30, 1997
      ----------------------                  --------------------------------

                                   EXHIBIT A
                                   ---------

                             (Commercial Materials)


The "Module Manufacturing Technical Information", as defined in Section 1 of the OEM Agreement.